OMB APPROVAL

OMB Number:	3235-0059
Expires:	January 31, 2008
Estimated average burden hours per response	14

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

BORGWARNER INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

BORGWARNER INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Auburn Hills, Michigan
March 23, 2006

Dear Stockholder:

BorgWarner Inc. will hold its Annual Meeting of Stockholders at the Company’s headquarters located at 3850 Hamlin Road, Auburn Hills, Michigan, 48326, on April 26, 2006, at 9:00 a.m., local time, for the following purposes:

1.	To elect the nominees for Class I Directors to serve for the next three years;

2.	To approve the amendment to the BorgWarner Inc. 2004 Stock Incentive Plan;

3.	To ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for 2006; and

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders at the close of business on March 3, 2006 will be entitled to vote at the meeting or any adjournment or postponement thereof.

By Order of the Board of Directors

Laurene H. Horiszny
Secretary

YOUR VOTE IS IMPORTANT!

YOU MAY VOTE BY:

•	Signing and returning the accompanying proxy card

•	Voting by telephone or by the Internet. See proxy card for instructions.

OR

•	Voting in person at the meeting (if you are a stockholder of record)

BORGWARNER INC.
3850 Hamlin Road
Auburn Hills, Michigan 48326

PROXY STATEMENT

March 23, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of BorgWarner Inc. (the “Company”) for the 2006 Annual Meeting of Stockholders to be held at the Company’s headquarters at 3850 Hamlin Road, Auburn Hills, Michigan 48326 on April 26, 2006 at 9:00 a.m., local time, or at any adjournments thereof. This Proxy Statement and accompanying form of proxy are being mailed to stockholders beginning on or about March 23, 2006. The Company’s Annual Report to Stockholders for the year ended December 31, 2005 is enclosed.

Record Date and Voting at the Annual Meeting

Only stockholders of record at the close of business on March 3, 2006 will be entitled to vote at the meeting. As of such date, there were 57,214,282 issued and 57,210,298 outstanding shares of common stock. Each share of common stock entitles the holder to one vote.

If you return your signed proxy card or vote by telephone or by the Internet before the Annual Meeting, we will vote your shares as you direct. Any proxy returned without specification as to any matter will be voted as to each proposal in accordance with the recommendation of the Board of Directors. You may revoke your proxy at any time before the vote is taken by delivering to the Secretary of the Company written revocation or a proxy bearing a later date, or by attending and voting at the Annual Meeting.

The election inspectors will tabulate the votes cast prior to the meeting and at the meeting to determine whether a quorum is present. The presence in person or by proxy of the holders of a majority of common stock will constitute a quorum. A quorum is necessary to transact business at the Annual Meeting. Shares of common stock represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as present and entitled to vote for purposes of determining the presence of a quorum.

With respect to the election of Directors, stockholders may vote (a) in favor of all nominees, (b) to withhold votes as to all nominees, or (c) to withhold votes to specific nominees. Directors are elected by a plurality vote so that the four directors receiving the greatest number of votes will be elected. Withheld votes and broker non-votes will not affect the outcome of the election of directors.

For each other proposal, the affirmative vote of a majority of the votes cast is required for approval. Accordingly, an abstention will have the effect of a negative vote on Proposals 2 and 3. Broker non-votes, however, will not be counted for purposes of determining the number of votes cast and, thus, will not affect the outcome of Proposals 2 and 3.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Company’s Board of Directors is divided into three classes. Phyllis O. Bonanno, Alexis P. Michas, Richard O. Schaum, and Thomas T. Stallkamp are the nominees for election as Class I Directors to the Board at this meeting. If elected, each nominee will serve for a term of three years and until their successors are elected and qualified. The Class II Directors have terms expiring at the 2007 Annual Meeting of Stockholders and the Class III Directors have terms expiring at the 2008 Annual Meeting of Stockholders. Each of the nominees for election as a Class I Director has agreed to serve if elected. All of the Class I Directors are presently directors of the Company. In the event that any nominee should become unavailable for election, the Board of Directors may designate a substitute nominee, in which event the shares represented by proxies at the meeting will be voted for such substitute nominee unless an instruction to the contrary is indicated on the proxy card. A plurality of the votes cast is needed for the election of directors.

Recommendation

The Board of Directors recommends a vote “FOR” the election of each of the nominees for Class I Director — Phyllis O. Bonanno, Alexis P. Michas, Richard O. Schaum, and Thomas T. Stallkamp.

Information on Nominees for Directors and Continuing Directors

The following table sets forth as of March 3, 2006, with respect to each nominee and each director continuing to serve, their name, age, principal occupation, the year in which they first became a director of the Company and directorships in other corporations:

		Principal Occupation
Class I Directors	Age	and Directorships

Phyllis O. Bonanno 1999	62	Ms. Bonanno has been President and CEO of International Trade Solutions, Inc., an international trade consulting firm, since March 2002. She was the President of TradeBuilders, Inc. from October 2000 until October 2001. She was President of Columbia College from July 1997 until March 2000. She is also a director of Adams Express Company, Mohawk Industries, Inc. and Petroleum & Resources Corporation.
Alexis P. Michas 1993	48	Mr. Michas has been the Managing Partner since 1996 of Stonington Partners, Inc., an investment management firm. He is also a director of PerkinElmer, Inc., Lincoln Educational Services Corporation and a number of privately-held companies.
Richard O. Schaum 2005	59	Mr. Schaum was Vice President and General Manager of Vehicle Systems for WaveCrest Laboratories, Inc. from October 2003 until June 2005. He was Executive Vice President, Product Development for DaimlerChrysler Corporation from January 2000 until his retirement in March, 2003.
Thomas T. Stallkamp 2006	59	Mr. Stallkamp has been an Industrial Partner in Ripplewood Holdings L.L.C., a New York private equity group, since July 2004. From 2003 to 2004, he served as Chairman of MSX International, Inc., a global provider of technology-driven engineering, business and specialized staffing services, and from 2000 to 2003 he served as Vice Chairman and Chief Executive Officer. From 1980 to 1999, Mr. Stallkamp held various positions with DaimlerChrysler Corporation and its predecessor Chrysler Corporation, the most recent of which were Vice Chairman and President. Mr. Stallkamp also serves as a Director of Baxter International, Inc. and MSX International, Inc.

		Principal Occupation
Class II Directors	Age	and Directorships

Jere A. Drummond 1996	66	Mr. Drummond retired from the BellSouth Corporation on December 31, 2001. He served as Vice Chairman of the BellSouth Corporation from January 2000 until his retirement. He was President and Chief Executive Officer of BellSouth Communications Group, a provider of traditional telephone operations and products, from January 1998 until December 1999. He was President and Chief Executive Officer of BellSouth Telecommunications, Inc. (“BellSouth”) from January 1995 until December 1997 and was elected a director of BellSouth in 1993. He is also a director of AirTran Holdings, Inc. and Centillium Communications, Inc.

		Principal Occupation
Class II Directors	Age	and Directorships

Timothy M. Manganello 2002	56	Mr. Manganello has been Chairman of the Board since June 2003 and Chief Executive Officer of the Company since February 2003. He was also President and Chief Operating Officer from February 2002 until February 2003. He was Executive Vice President from June 2001 until February 2002. He was Vice President of the Company from February 1999 until June 2001 and President and General Manager of BorgWarner TorqTransfer Systems Inc. (“TorqTransfer Systems”) from February 1999 until February 2002. He was appointed a director of the Company in February 2002. Mr. Manganello is also a director of Bemis Company, Inc. and the Federal Reserve Bank of Chicago, Detroit branch.
Ernest J. Novak, Jr. 2003	61	Mr. Novak retired as a Managing Partner from Ernst & Young in June 2003. He was a Managing Partner from 1986 until June 2003. Mr. Novak is also a director of A. Schulman, Inc. and FirstEnergy Corp.

		Principal Occupation
Class III Directors	Age	and Directorships

Robin J. Adams 2005	52	Mr. Adams has been Executive Vice President, Chief Financial Officer and Chief Administrative Officer since April 2004. He was Executive Vice President — Finance and Chief Financial Officer of American Axle & Manufacturing Holdings Inc. (“American Axle”) from July 1999 until April 2004. Prior to joining American Axle, he was Vice President and Treasurer and principal financial officer of BorgWarner Inc. from May 1993 until June 1999. Mr. Adams also is a member of the Supervisory Board of Beru AG.
David T. Brown 2004	57	Mr. Brown has been President and Chief Executive Officer of Owens Corning since April 2002. He was Executive Vice President and Chief Operating Officer from January 2001 to March 2002. He was Vice President of Owens Corning and President, Insulating Systems Business from January 1997 to December 2000. Mr. Brown is also a director of Owens Corning.
Paul E. Glaske 1994	72	Mr. Glaske was Chairman, President and Chief Executive Officer from April 1992 until his retirement in October 1999 of Blue Bird Corporation, a leading manufacturer of school buses, motor homes and a variety of other vehicles. Mr. Glaske is also a director of Energy Transfer Partners, L.P.

Board of Directors and Its Committees

The Board of Directors held four regular meetings and one special meeting during 2005. All of the directors attended at least 75% of the meetings of the Board of Directors and any committee on which they served. Director Stallkamp was elected to the Board at the February 2006 meeting. The Company’s Corporate Governance Guidelines set forth the Company policy that directors should use their best efforts to attend the Company’s annual meeting of stockholders. All directors serving at the time of the 2005 Annual Meeting of Stockholders attended the meeting.

The Board of Directors has a standing Compensation Committee, Audit Committee, Corporate Governance Committee and Executive Committee. The Charters for each of our Board committees can be accessed on the Company’s website at www.borgwarner.com.

The Board has determined that all Board members meet the independence requirements of the New York Stock Exchange (“NYSE”), with the exception of Mr. Manganello, Chairman and Chief Executive Officer and Mr. Adams, Executive Vice President, Chief Financial Officer and Chief Administrative Officer. Under the Company’s Corporate Governance Guidelines, a director will not be considered independent unless the Board determines that such director has no direct or indirect material relationship with the Company. In addition, the Company’s Corporate Governance Guidelines provide, among other things, that:

•	a director who is an employee, or whose immediate family member is an executive officer, of the Company is not “independent” until three years after the end of such employment relationship.

•	a director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from the Company, other than director and committee fees or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not “independent” until three years after he or she ceases to receive more than $100,000 per year in such compensation.

•	a director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company is not “independent” until three years after the end of the affiliation or the employment or auditing relationship.

•	a director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executives serve on that company’s compensation committee is not “independent” until three years after the end of such service or the employment relationship.

•	a director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the listed company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold.

•	a director who is not considered independent by relevant statute or regulation is not “independent.”

Compensation Committee.  The present members of the Compensation Committee are Directors Drummond (Chairman), Bonanno, and Brown. The principal functions of the Compensation Committee include reviewing and approving executive appointments and remuneration and supervising the administration of these plans. The Compensation Committee met four times during 2005.

Audit Committee.  The present members of the Audit Committee are Directors Novak (Chairman), Brimmer, and Schaum. Director Brimmer will retire from the Board effective at the Annual Meeting. Director Stallkamp will serve on the Audit Committee, if elected by stockholders. The Board of Directors has determined that Director Novak is independent and that he qualifies as an “audit committee financial expert” within the meaning of applicable SEC regulations. In addition, the Board has determined that each current member of the Audit Committee is financially literate as required by applicable NYSE rules. The principal functions of the Audit Committee include: the engagement of the Company’s independent registered public accounting firm; determining the scope of services provided by the independent registered public accounting firm; reviewing the methodologies used by the Company in its accounting and financial reporting practices; reviewing the results of the annual audit and the Company’s annual financial statements; and overseeing the Company’s internal control and internal auditing functions. A copy of the Charter for the Audit Committee is attached as Appendix A. The Audit Committee met seven times during 2005.

Corporate Governance Committee.  The present members of the Corporate Governance Committee are Directors Glaske (Chairman), Drummond and Michas. The principal functions of the Corporate Governance Committee include making recommendations to the Board of Directors regarding: (i) Board composition and structure, (ii) corporate governance principles, including the nature, duties and powers of Board committees, (iii) term of office for members, (iv) qualified persons to be nominated for election or re-election as directors, (v) stockholders’ suggestions for board nominations, and (vi) the emergency successor to the Chief Executive Officer. The Corporate Governance Committee also establishes criteria for Board and committee membership and evaluates Company policies relating to the recruitment of directors and oversees the evaluation of the Board, its committees and management. The Corporate Governance Committee met four times during 2005.

The Corporate Governance Committee will consider nominees for the Board of Directors from a variety of sources, including current directors, management, retained third-party search firms, and stockholders. Both Director Schaum and Director Stallkamp were recommended to the Corporate Governance Committee by Mr. Manganello.

Stockholders of record of the Company may recommend director candidates for inclusion by the Board in the slate of nominees which the Board recommends to stockholders for election. Appropriate biographical information and background material must be submitted to the “BorgWarner Inc. Corporate Governance Committee” c/o BorgWarner Inc. General Counsel, 3850 Hamlin Road, Auburn Hills, Michigan 48326 in a timely manner. Assuming that appropriate biographical and background material is provided for candidates recommended by stockholders, the Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members. The General Counsel will review the information and provide to the Chairman of the Corporate Governance Committee an assessment of the candidate’s independence, freedom from conflicts of interest and general suitability. If the Chairman of the Committee decides to submit the candidate to the entire Committee, each member will receive the candidate’s background information and will be afforded an opportunity to interview the candidate.

In considering whether to recommend to the full Board any candidate for inclusion in the Board’s slate of recommended director nominees, the Corporate Governance Committee will consider, among other things, the following factors:

•	personal and professional ethics, integrity and values;

•	the education and breadth of experience necessary to understand business problems and evaluate and postulate solutions;

•	interest and availability of time to be involved with the Company and its employees over a sustained period;

•	stature to represent the Company before the public, stockholders and various others who affect the Company;

•	willingness to objectively appraise management performance in the interest of the stockholders;

•	open mindedness on policy issues and areas of activity affecting overall interests of the Company and its stockholders;

•	involvement only in activities and interests that do not create a conflict with the director’s responsibilities to the Company and its stockholders;

•	ability to evaluate strategic options and risks;

•	contribution to the Board’s desired diversity and balance; and

•	willingness to limit public company board service to four or fewer boards of public companies, unless the Corporate Governance Committee approves otherwise.

The Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. If the Corporate Governance Committee determines that a stockholder-nominated candidate is suitable and that the candidate should be recommended to the full Board, a quorum of the full Board must discuss whether to include the candidate in the slate of nominees which the Board recommends to stockholders for election and, if appropriate, adopt a resolution authorizing the inclusion.

Executive Committee.  The present members of the Executive Committee are Directors Drummond, Manganello and Michas. The Executive Committee is empowered to act for the full Board during intervals between Board meetings when telephonic meetings cannot reasonably be arranged, with the exception of certain matters that by law may not be delegated. The Executive Committee did not meet during 2005.

Executive Sessions.  The non-employee directors meet in executive sessions without the presence of any corporate officer or member of management in conjunction with regular meetings of the Board. Director Glaske is the presiding director. Interested parties can make concerns known directly to the non-management directors on-line at www.mysafeworkplace.com or by toll-free call to 1-800-461-9330.

Involvement in Certain Legal Proceedings

On October 5, 2000, Owens Corning and 17 of its United States subsidiaries filed petitions for reorganization under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court in Wilmington, Delaware. Owens Corning stated that it took the action to address demands on its cash flow resulting from asbestos-related liability. David T. Brown, a director of the Company, was a Vice President of Owens Corning and President, Insulating Systems Business from January 1997 to December 2000, Executive Vice President and Chief Operating Officer of Owens Corning from January 2001 to March 2002, and has been President and Chief Executive Officer of Owens Corning since April 2002. Mr. Brown was also an executive officer of two of the 17 Owens Corning subsidiaries at the time of the filing of the bankruptcy petitions.

Director Compensation

The annual retainer for non-employee directors is $40,000 for service on the Board of Directors. Each non-employee director receives $1,500 for each Board meeting attended. Committee members also receive $1,500 ($3,000 if Chairman of the committee) for each committee meeting attended. In recognition of increased time commitments, the Chairman of the Audit Committee received $5,000 for each committee meeting attended since January 1, 2005. The Company pays for the expenses associated with attendance at Board and committee meetings.

Under the BorgWarner Inc. 2004 Stock Incentive Plan (the “Plan”), commencing in 2005, each non-employee director will receive $165,000 worth of restricted stock at the beginning of each three-year term. One third of the amount will vest each year of the three-year term.

REPORT OF THE BORGWARNER INC. AUDIT COMMITTEE

The Audit Committee of the Board of Directors of BorgWarner Inc. is charged with assisting the full Board with respect to fulfilling the Board’s oversight responsibility with respect to the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Committee also has the responsibility for, among other things, selection and compensation of the independent registered public accounting firm, monitoring the independent registered public accounting firm’s qualifications, independence and work (including resolving any disagreements between management of BorgWarner Inc. and the independent registered public accounting firm regarding financial reporting), pre-approving all audit services to be performed by the independent registered public accounting firm, monitoring the performance of the Company’s internal audit function and advising the Board on corporate financial policy and capital structure and reviewing capital expenditure plans, financing plans, pension plans and risk management programs. The responsibilities of the Committee are set forth in its charter, which is reviewed at least annually. In July 2005, the Board adopted amendments to the charter of the Committee. The revised charter is attached as Appendix A. During 2005, the Committee met seven times, and the Committee discussed the interim financial information contained in each quarterly earnings announcement with the chief financial officer, controller and the independent registered public accounting firm prior to its public release.

Each member of the Committee meets the independence requirements set by the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission. The Board of Directors has determined that Mr. Novak is a financial expert as defined by the rules and regulations of the Securities and Exchange Commission. None of the members of the Committee simultaneously serve on the audit committees of more than two other public companies.

With respect to the 2005 financial statements, the Committee reviewed the 2005 financial results and financial condition with management. The Committee met with selected members of management and Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”), the independent registered public accounting firm appointed by the Committee, to review the financial statements (including quarterly reports), discussing such matters as the quality of earnings; estimates, allowances and accruals; suitability of accounting principles; other judgment areas; and audit adjustments, whether recorded or not. In addition, the Committee considered the quality and adequacy of the Company’s internal controls, taxation issues, pension, risk management, and other areas as appropriate to its oversight of the financial reporting and audit processes.

In discharging its oversight responsibilities as to the audit process, the Committee:

•	satisfied itself as to Deloitte & Touche’s independence through a review of relationships and services that might affect the objectivity of the auditors, a review of the written disclosures and letter from Deloitte & Touche required by Independence Standards Board Standard No. 1 and discussions with Deloitte & Touche concerning their independence;

•	discussed with Deloitte & Touche all matters required to be discussed by Statement of Auditing Standards No. 61, as amended, “Communication with Audit Committees” and PCAOB Auditing Standard, No. 2, “An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements,” including any difficulties encountered in the course of the audit work, any restrictions on the scope of the activities or access to requested information and any significant disagreements with management of the Company;

•	discussed with the Company’s management and Deloitte & Touche the overall audit process, including audit reports;

•	discussed and reviewed management’s documentation, testing, remediation and evaluation of the Company’s internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations;

•	received written materials addressing Deloitte & Touche’s internal quality control procedures and other matters, as required by NYSE listing standards;

•	discussed with the Company’s management and Deloitte & Touche significant reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

•	reviewed any significant reports to the Company’s management prepared by the Company’s internal auditing department and management’s responses;

•	established procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	provided Deloitte & Touche full access to the Committee to report on any and all appropriate matters;

•	was informed of and reviewed the oaths and certifications of the Chief Executive Officer and Chief Financial Officer required by the Securities and Exchange Commission General Order 4-460 and by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, and was informed of the processes followed by management in supporting these oaths and certifications; and

•	recommended to the Board, subject to stockholder ratification, the reappointment of Deloitte & Touche as independent registered public accounting firm for the Company. The Board concurred with this recommendation.

Principal Accountant Fees and Services

Aggregate fees billed to us for the years ended December 31, 2005 and 2004, for professional services performed by Deloitte & Touche, were as follows:

	2005	2004

Audit Fees	$3,672,300	$3,532,000
Audit-Related Fees	$248,500	$241,000

Total Audit and Audit-Related Fees	$3,920,800	$3,773,000
Tax Fees	$266,000	$217,000
All Other Fees	$—	$—

Total Fees	$4,186,800	$3,990,000

(1)	Audit fees consist of fees for professional services performed to comply with the standards of the Public Company Accounting Oversight Board (United States), including the recurring audit of the Company’s consolidated financial statements. This category also includes fees for audits provided in connection with statutory and regulatory filings or services that generally only the principal auditor reasonably can provide to a client, such as procedures related to audit of income tax provisions and related reserves, consents and assistance with and review of documents filed with the Securities and Exchange Commission. Audit fees also include fees for professional services rendered for the audits of (i) management’s assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting.

(2)	Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements. This category includes fees related to assistance in financial due diligence related to acquisitions, general assistance with implementation of the new requirements of the Securities and Exchange Commission rules pursuant to the Sarbanes-Oxley Act of 2002, audits of financial statements of employee benefit plans and various attest services.

(3)	Tax fees primarily include the aggregate fees billed for professional services provided by Deloitte & Touche in connection with tax compliance and tax planning.

(4)	All other fees consist of fees for products and services other than the services reported above.

The Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm, including the fees and terms of such services. These procedures include reviewing detailed back-up documentation for audit and permitted non-audit services. The documentation includes a description of, and a budgeted amount for, particular categories of non-audit services that are recurring in nature and therefore anticipated at the time that the budget is submitted. Committee approval is required to exceed the pre-approved amount for a particular category of non-audit services and to engage the independent registered public accounting firm for any non-audit services not included in those pre-approved amounts. For both types of pre-approval, the Committee considers whether such services are consistent with the Securities and Exchange Commission’s and Public Company Accounting Oversight Board’s rules on auditor independence. The Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, based on such reasons as the auditor’s familiarity with the Company’s business, people, culture, accounting systems, risk profile, and whether the services enhance the Company’s ability to manage or control risks and improve audit quality. The Committee may form and delegate pre-approval authority to subcommittees consisting of one or more members of the Committee, and such subcommittees must report any pre-approval decisions to the Committee at its next scheduled meeting.

The Committee has the authority, to the extent that it deems appropriate, to retain independent legal, accounting or other advisors.

The Committee provided guidance and oversight to the internal audit function, including the audit plan, and results of internal audit activity. The Director of Internal Audit had routine opportunity to meet with the Committee to discuss any matters desired and met with the Committee at each meeting.

Based on its work and the information received as outlined above, the Committee recommended to the Board that the Company’s audited financial statements for the year ended December 31, 2005, including the disclosures made in management’s discussion and analysis, be included in the Annual Report to Stockholders on Form 10-K, for filing with the Securities and Exchange Commission. The Committee is satisfied that it has met its responsibilities for the year ended December 31, 2005 under its charter and that the financial reporting and audit processes of the Company are functioning appropriately.

BORGWARNER INC. AUDIT COMMITTEE

Ernest J. Novak, Chairman
Dr. Andrew F. Brimmer                 Richard O. Schaum

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of February 14, 2006, certain information regarding beneficial ownership of common stock by all entities that, to the best knowledge of the Company, beneficially owned more than the five percent of the common stock.

	Number of		Percent of
Name and Address of Beneficial Owner	Shares		Class

AXA Financial, Inc.	8,704,218	(a)	15.5%
1290 Avenue of the Americas New York, NY 10104
UBS AG	3,531,564	(b)	6.2%
Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland

(a)	A Schedule 13G/A was filed on February 14, 2006 on behalf of AXA Financial, Inc., AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle and AXA indicating sole voting power for 4,799,715 shares, shared voting power for 952,846 shares, and sole dispositive power for 8,704,218 shares.

(b)	Pursuant to a Schedule 13G dated February 14, 2006, UBS AG indicted that it had sole voting power for 1,526,346 and shared dispositive power for 3,531,564.

The following table sets forth, as of March 8, 2006, certain information regarding beneficial ownership of common stock by the Company’s directors and executive officers named in the Summary Compensation Table and by all directors and executive officers as a group.

	Amount(a) and Nature(b)	Percent of
Name of Beneficial Owner	of Stock Ownership	Class

Timothy M. Manganello	89,384	*
Robin J. Adams	31,228	*
Mark A. Perlick	2,178	*
Alfred Weber	8,836	*
Roger J. Wood	30,933	*
Phyllis O. Bonanno	17,947	*
Andrew F. Brimmer(c)	22,947	*
David T. Brown	2,841	*
Jere A. Drummond	26,694	*
Paul E. Glaske	39,661	*
Alexis P. Michas	91,507	*
Ernest J. Novak, Jr.	5,894	*
Richard O. Schaum	947	*
Thomas T. Stallkamp	500	*
All directors and executive officers of the Company (25 persons)	627,244	1.09

*	Represents less than one percent.

(a)	Includes the following number of shares issuable upon the exercise of options within the next 60 days: 12,684 for Mr. Manganello; 16,000 for Ms. Bonanno; 20,000 for Dr. Brimmer; 22,000 for Mr. Drummond; 18,000 for Mr. Glaske; 16,000 for Mr. Michas; 2,000 for Mr. Novak; 3,683 for Mr. Wood; and 232,911 for all directors and executive officers of the Company.

(b)	Includes all shares with respect to which each officer or director directly, or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares the power to vote or to direct voting of such shares or to dispose or to direct the disposition of such shares.

(c)	Dr. Brimmer will retire at the 2006 Annual Stockholders’ Meeting.

In addition to the shares of Common Stock reported above, the following directors have acquired phantom stock units through the deferral of director fees under the Borg-Warner Automotive, Inc. Board of Directors Deferred Compensation Plan: Ms. Bonanno has 3,076.21 phantom stock units; Dr. Brimmer has 3,874.12 phantom stock units; Mr. Brown has 31.89 phantom stock units; Mr. Drummond has 8,984.46 phantom stock units; Mr. Glaske has 1,039.21 phantom stock units; Mr. Michas has 6,683.04 phantom stock units; and Mr. Novak has 451.49 phantom stock units.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s executive officers, directors and greater than 10% stockholders file certain reports with respect to beneficial ownership of the Company’s equity securities. Based on information provided to the Company by each director and executive officer, the Company believes all reports required to be filed in 2005 were timely filed.

Code of Ethics

The Company has long maintained a Code of Ethical Conduct, amended from time to time, which is applicable to all directors, officers and employees of the Company. In addition, the Company has adopted a Code of Ethics for CEO and Senior Financial Officers which applies to the Company’s Chief Executive Officer, Chief Financial Officer, Treasurer and Controller. Each of these codes is posted on the Company’s website at www.borgwarner.com.

Executive Compensation

The following table shows, for the years ended December 31, 2005, 2004 and 2003, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for these years, to the Company’s Chief Executive Officer and certain executive officers.

SUMMARY COMPENSATION TABLE

						Long-Term
						Compensation
						Awards(b)
				Other Annual		Securities		All Other
Name and Principal		Annual Compensation		Compensation		Underlying	LTIP	Compensation
Position	Year	Salary($)	Bonus($)	(a)($)		Options/SARs(#)	Payouts($)	(c)($)

Timothy M. Manganello	2005	$750,000	$1,190,322	$—		62,000	$1,225,000	$161,274
Chairman and CEO	2004	$600,000	$705,773	$—		12,536	$796,000	$173,559
	2003	$538,144	$768,877	$69,548	(d)	0	$286,800	$146,743
Robin J. Adams	2005	$424,000	$515,622	$—		15,000	$455,000	$99,332
Exec. Vice President, CFO	2004	$282,051	$435,780	$—		32,963	$222,880	$32,310
Alfred Weber	2005	$300,000	$391,204	$128,902	(e)	8,000	$402,500	$71,146
Vice President	2004	$232,100	$278,045	$91,567	(e)(f)	0	$265,333	$56,926
	2003	$211,000	$198,098	$71,746	(f)	0	$0	$46,769
Roger J. Wood	2005	$300,000	$317,784	$—		10,000	$455,000	$72,413
Vice President	2004	$255,300	$291,637	$—		7,343	$366,160	$57,260
	2003	$232,100	$387,933	$—		7,366	$191,200	$69,626
Mark Perlick	2005	$257,500	$306,587	$—		1,000	$218,750	$62,751
Vice President	2004	$196,055	$393,847	$—		10,000	$—	$33,287
	2003	$179,083	$97,974	$—		3,420	$—	$—
F. Lee Wilson	2005	$225,000	$296,662	$1,074,130	(g)	0	$455,000	$462,610	(h)
Vice President	2004	$260,000	$342,301	$344,800	(g)	0	$413,920	$32,639
	2003	$247,600	$332,731	$648,832	(g)	0	$191,200	$26,471

(a)	The amount reported in the Other Annual Compensation column reflects perquisites and other personal benefits only if the aggregate amount of such compensation for the given year meets or exceeds the lesser of either $50,000 or 10 percent of the total annual salary and bonus for the named executive officer.

(b)	No restricted stock awards were made in 2003, 2004, or 2005.

(c)	Includes amounts contributed by the Company on behalf of the named executive officers during 2003, 2004, and 2005 pursuant to the provisions of the BorgWarner Automotive, Inc. Retirement Savings Plan and credits made pursuant to the BorgWarner Automotive, Inc. Retirement Savings Excess Benefit Plan.

(d)	Mr. Manganello received $69,548 (including tax gross-up) for temporary corporate housing expenses in connection with the relocation of the BorgWarner Corporate Headquarters to Auburn Hills, MI.

(e)	Includes the following amounts (including tax gross-up) related to tuition reimbursement payments: $78,152 in 2005, $51,170 in 2004.

(f)	Includes the following amounts (including tax gross up) related to his relocation from Germany to the United States: $29,119 in 2004, $62,100 in 2003.

(g)	Includes the following amounts (including tax gross-up) related to his international assignment for the establishment of Turbo Systems World Headquarters in Germany: $1,048,544 in 2005, $344,098 in 2004, $648,130 in 2003.

(h)	Includes $403,000 in a lump sum payment pursuant to Mr. Wilson’s agreement dated September 30, 2005.

Stock Options

The following table sets forth information with respect to grants of stock options made during 2005 to the named executive officers.

					Potential Realizable
					Value at Assumed
	Number of	% of Total			Annual Rates of Stock
	Securities	Options Granted	Exercise		Price Appreciation For
	Underlying	to Employees in	Price	Expiration	Option Term
Name	Options Granted(a)	Fiscal Year	($/Sh)	Date	5%	10%

Timothy M. Manganello	62,000	6.4%	$58.08	7/27/15	$2,264,624	$5,739,003
Robin J. Adams	15,000	1.6%	$58.08	7/27/15	$547,893	$1,388,468
Alfred Weber	8,000	0.8%	$58.08	7/27/15	$292,210	$740,516
Roger J. Wood	10,000	1.0%	$58.08	7/27/15	$365,262	$925,646
Mark Perlick	1,000	0.1%	$58.08	7/27/15	$36,526	$92,565
F. Lee Wilson	—	—	$—	—	$—	$—

(a)	Options are exercisable starting 24 months after the grant date, with 50% of the shares covered thereby becoming exercisable at that time and with the remaining 50% of the option shares becoming exercisable on the third anniversary date. The options were granted for a term of 10 years.

The following table sets forth information with respect to the named executive officers concerning the exercise of stock options during 2005 and concerning unexercised options held at December 31, 2005.

			Number of Securities		Value of Unexercised
	Shares		Underlying Unexercised		In-the-Money Options
	Acquired	Value	Options at FY-End (#)		at FY-End ($) (b)
Name	on Exercise	Realized	Exercisable	Unexercisable(a)	Exercisable	Unexercisable

Timothy M. Manganello	—	$—	12,684	74,536	$449,877	$364,026
Robin J. Adams	—	$—	—	47,963	$—	$576,043
Alfred Weber	10,000	$346,950	—	8,000	$—	$20,880
Roger J. Wood	—	$—	3,683	21,026	$101,835	$246,378
Mark Perlick	12,050	$349,279	—	12,710	$—	$211,192
F. Lee Wilson	60,000	$2,227,718	—	—	$—	$—

(a)	Represents shares that could not be acquired by the named executive officer as of December 31, 2005 and that become exercisable based upon the satisfaction of certain periods of employment.

(b)	Represents the difference between the exercise price and the closing share price of Common Stock on December 31, 2005.

Long-Term Incentive Plans

The following table sets forth information with respect to the named executive officers concerning long-term incentive plan awards made during 2005 pursuant to the Plan.

	Number	Performance	Estimated Future Payouts
	of Shares	or Other	under Non-Stock
	Units or	Period Until	Price-Based Plans(b)
	Other Rights	Maturation	Threshold	Target	Maximum
Name	(#)(a)	or Payout	($)	($)	($)

Timothy M. Manganello	18450	36 months	175,000	700,000	1,225,000
Robin J. Adams	9225	36 months	87,500	350,000	612,500
Alfred Weber	6850	36 months	64,972	259,889	454,806
Roger J. Wood	6850	36 months	64,972	259,889	454,806
Mark Perlick	4000	36 months	37,940	151,760	265,580
F. Lee Wilson	0	—	—	—	—

(a)	Performance shares represent and have a value equal to one share of common stock.

(b)	Payouts under the Plan are based upon the percentile rank of the total shareholder return of the Company among the total shareholder returns of a peer group of companies. Total shareholder return is based on a formula relating to market price appreciation of the Company’s common stock and dividend return as compared to the peer group companies’ stock market price appreciation and dividend returns.

Change of Control Employment Agreements

The Company has entered into Change of Control Employment Agreements (the “Change of Control Employment Agreements”) with each of its executive officers. Below is a general description of certain terms and conditions of the Change of Control Employment Agreements.

In the event of a “Change of Control” of the Company followed within three years by (1) the termination of the executive’s employment for any reason other than death, disability, or “Cause” or (2) the termination of the executive’s employment by the executive for “Good Reason,” the Change of Control Employment Agreements provide that the executive shall be paid a lump sum cash amount equal to three times the executive’s annual base salary and recent average bonus, and a lump sum cash amount equal to three times the Company’s retirement contributions which would have been made on behalf of the executive in the first year after termination of employment. If an excise tax is imposed under Section 4999 of the Internal Revenue Code on payments received by the executive due to a change of control of the Company or any interest or penalty is incurred by the executive with respect to such excise tax, the Company will pay the executive an amount that will net the executive the amount the executive would have received if the excise or penalty had not been imposed. In addition, the executive is entitled to continued employee welfare benefits for three years after termination of employment.

“Change of Control” means (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934) of beneficial ownership of 20% or more of either (i) the then outstanding shares of Common Stock of the Company or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, (b) a change in the majority of the Board, or (c) major corporate transaction, such as a merger, sale of substantially all of the Company’s assets or a liquidation, which results in a change in the majority of the Board or a majority of stockholders.

“Cause” means the willful and continued failure of the executive to perform substantially the executive’s duties or the willful engaging by the executive in illegal conduct or gross misconduct materially injurious to the Company.

“Good Reason” means the diminution of responsibilities, assignment to inappropriate duties, failure of the Company to comply with compensation or benefit provisions, transfer to a new work location more than 35 miles from the executive’s previous work location, a purported termination of the Change of Control Employment Agreement by the Company other than in accordance with the Change of Control Employment Agreement, or failure of the Company to require any successor to the Company to comply with the Change of Control Employment Agreement.

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings by reference, including this Proxy Statement, in whole or in part, the following Compensation Committee Report on Executive Compensation and Performance Graph shall not be incorporated by reference into any such filings.

Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors of BorgWarner Inc. consists of three independent outside directors. The Committee is responsible for setting and administering the policies that govern base salary, annual bonus, long-term incentives, and stock ownership programs for the executive officers of the Company.

Compensation Philosophy

The Company’s executive compensation program is designed to link executive compensation to corporate performance and to retain key executives. To this end, the Company has developed an overall compensation strategy and specific compensation plans that tie executive compensation to the Company’s success in meeting specified performance goals. The pay programs are designed to encourage collaboration and the maximization of long-term stockholder value. Key objectives of the Company’s executive compensation philosophy are summarized below:

•	To attract and retain the best possible executive talent;

•	To motivate these executives to achieve goals that support the Company’s business strategy;

•	To link executive and stockholder interests through equity-based plans; and

•	To provide a compensation package that is based on individual performance as well as overall business results.

The Compensation Committee reviews the Company’s executive compensation program annually. It determines the compensation of the Chief Executive Officer and the officers of the Company, reviews the policies and philosophy set for the next level of key executives (approximately 325), and evaluates and recommends to the Board of Directors all long-term incentive plans. This process is designed to ensure congruity throughout the executive compensation program. In reviewing the individual performance of the executives whose compensation is detailed in this proxy statement (other than Mr. Manganello), the Compensation Committee takes into account the views of Mr. Manganello.

Total compensation levels (including base salary, annual bonus, and long-term incentives) for BorgWarner’s executives are compared to the compensation paid to executives at companies in the durable manufacturing sector with whom BorgWarner competes for talent, with data being collected from several prominent executive compensation surveys (the “Compensation Surveys”). In addition to the Compensation Surveys, the Compensation Committee also considers the compensation reported for executives by the companies included in a peer group of automotive companies (the “Peer Group Companies”). The Peer Group Companies are used to compare stockholder returns on the performance graph. The Compensation Committee may adjust compensation levels based upon information obtained from the Compensation Surveys and the Peer Group Companies.

Components of Compensation

The key elements of the Company’s executive compensation program are base salary, annual bonus and long-term incentives. Annual bonus plans include performance measures that are relevant to the Company’s operations and financial performance, in terms of creating economic value. Long-term incentives may include various vehicles, as appropriate, including but not limited to stock options, stock appreciation rights, restricted stock, stock units, and performance shares/units. Additionally, certain executive benefits and perquisites may be utilized, when determined appropriate, based on corporate initiatives and competitive practices.

Base Salaries

Annual salary adjustments are determined by the Compensation Committee by examining each executive officer’s current responsibilities, the executive officer’s individual and business unit performance, and by comparing the executive officer’s current base salary to competitive median salaries as reported in the Compensation Surveys and by the Peer Group Companies. Base salaries are targeted at the approximated 50th percentile of comparable companies in the Compensation Surveys. For 2005, the Compensation Committee set base salary levels for the executive officers based primarily on external market data and the performance of each executive officer during the previous year. On an overall basis, base salaries for the top senior executive group were slightly below the median of the Compensation Surveys.

Annual Bonus

2005 Annual Bonus Awards

The Company’s executive officers are eligible to participate in an annual cash bonus plan. Performance objectives are established prior to the beginning of each three-year performance cycle for the Company, Business Group and each of its business units. The performance objectives are based on the increase in economic value of the Company, Business Group and/or business unit over the prior year. Economic value is determined by a formula taking into account the after-tax operating income and the average operating investment of the Company, Business Group or business unit.

Eligible executives are assigned threshold, target, and maximum bonus levels. For those executive officers responsible for the entire Company, 100 percent of their bonus opportunity is based on the increase in economic value for the Company; for those executive officers responsible for a business unit, 15 percent of the bonus opportunity is based on the increase in economic value of the Business Group (Engine or Drivetrain) of which the business unit is a part, 30 percent of the bonus opportunity is based on the increase in economic value for the Company and 55 percent is based on the increase in economic value of the assigned business unit. If the threshold level of these performance measures is not met, no bonus is paid.

To encourage a longer-term perspective while continuing to reward participants for the achievement of annual goals, the bonus plan for executives includes a “Carryover Bonus” feature. Carryover Bonus allows participants in the bonus plan to earn — over a two-year period — any bonus opportunity (up to specified maximum limits) that was not attained during the current plan year. Executives can earn the balance of the unattained bonus opportunity whenever cumulative value targets are achieved during the subsequent two years. No Carryover Bonus from a prior year is earned if the threshold level of performance for the current year is not achieved.

The potential annual bonus award for each executive officer is targeted at the approximated 65th percentile of annual bonus levels for similar positions as reported by comparable companies in the Compensation Surveys. In a given year, Carryover Bonus from prior years may increase the annual bonus opportunity of the executive officers above the regular target levels.

Although annual bonuses depend primarily on the achievement of performance objectives as described above, the Compensation Committee may adjust bonus measures and awards based on other financial or non-financial actions that the Compensation Committee believes will benefit long-term stockholder value.

After an analysis of the considerations set forth above, cash bonuses were paid to executive officers for 2005. The increase in economic value of the Company in 2005 resulted in a bonus payout between the target and the maximum opportunity level for the portion of individual bonuses based on overall corporate performance.

Long-Term Incentives

BorgWarner Inc. 2004 Stock Incentive Plan

In 2004, the stockholders approved the BorgWarner Inc. 2004 Stock Incentive Plan. The BorgWarner Inc. 2004 Stock Incentive Plan provides for the award of stock options, stock appreciation rights, restricted stock, stock units, performance shares and performance units.

Beginning with the 2005 fiscal year, the Company granted awards of Performance Shares and Non-Qualified Stock Options to the top senior executives under the BorgWarner Inc. 2004 Stock Incentive Plan. Such grants were made in place of awards under the Executive Stock Performance Plan. The Performance Shares were granted for a three-year period beginning January 1, 2005 and will be based on total shareholder return relative to the Company’s Peer Group during the three-year performance period that begins on January 1, 2005 and ends on December 31, 2007. The Non-Qualified Stock Option Awards have the same terms and conditions as are established for the other participants in the plan. In the future, the Company’s philosophy for long-term incentives is to provide the top senior executives with an economic opportunity, at grant, that targets the 65th percentile. Executives may receive annual stock option awards based on competitive market conditions, their level of responsibility for the management and growth of the Company, and individual contributions. Current base salary and annual incentive opportunity, as well as the size and timing of previous stock option awards, are also considered when determining annual stock option awards.

For other executives below the top senior executive level, the Company uses stock options under the BorgWarner Inc. 2004 Stock Incentive Plan to align the interests of this next level of executives with those of the stockholders and to retain and motivate these executives to continue the long-term focus required for the Company’s future success.

All stock options are granted at no less than the fair market value of the stock on the date of grant. The number of shares awarded to each recipient is determined by an analysis of competitive data provided in the Compensation Surveys. The analysis is based on the current discounted market value of the Company’s stock and the annualized cash value of competitive grants. All options granted by the Company have vesting requirements and a ten-year term.

The gains on stock options granted by the Company are exempt from the provisions of Section 162(m) of the Code, which limit the tax deductibility of compensation in excess of $1 million.

Executive Stock Performance Plan

Under the terms of the Executive Stock Performance Plan, no awards may be granted after December 31, 2004. Accordingly, the final three-year period for which awards have been granted under the Executive Stock Performance Plan was for the three-year period beginning January 1, 2004 and ending on December 31, 2006.

The BorgWarner Inc. Executive Stock Performance Plan is a long-term incentive plan for selected top senior executives including the named executive officers. It is designed to provide competitive payouts at the end of a three-year period relative to how well the Company performs against the Peer Group Companies in terms of total shareholder return (“TSR”). Payments made under this plan are exempt from the provisions of Section 162(m) of the Code that limit the tax deductibility of compensation in excess of $1 million.

For the period between January 1, 2003 and December 31, 2005, Mr. Manganello had an award of 700 performance units at a target value of $1,000 per unit. At the end of the performance period of the Company, the Company’s TSR performance was at the 98th percentile of the TSR performance of the Peer Group Companies. As a result, Mr. Manganello earned an award of $1,225,000.

For the period between January 1, 2004 and December 31, 2006, Mr. Manganello has an award of 700 performance units at a target value of $1,000 per unit. Depending upon the performance of the Company,

Mr. Manganello’s final award can range from $0 per unit if the Company’s TSR performance is below the 25th percentile of the TSR performance of the Peer Group Companies to $1,750 per unit if the Company’s TSR performance is at the 90th percentile (or higher) of the TSR performance of the Peer Group Companies.

Ownership Guidelines

The Company has established stock ownership guidelines for the senior officers of the Company. These guidelines are maintained in order to strengthen the link between long-term corporate performance and executive rewards. Mr. Manganello is expected to own three times the average of his annualized salary and target bonus for the prior three years; the other officers named in this proxy are expected to own two times the average of their annualized salary and target bonus for the prior three years.

Mr. Manganello and eleven other executives met or exceeded the ownership requirements in 2005. Due to the addition of regular stock option grants to executives in 2005 as a component of their total compensation package, the Company is no longer granting stock option awards for stock ownership levels above the guidelines as it has done in the past.

2005 Compensation for the Chief Executive Officer

The Compensation Committee meets without the Chief Executive Officer present to evaluate his performance and establish his compensation. Compensation for the Company’s Chief Executive Officer is based on the same basic factors as described above for the other members of senior management. Mr. Manganello participates in the same executive compensation plans available to other executive officers.

In establishing the base salary, cash incentive awards, and stock awards for 2005, the Compensation Committee considered BorgWarner’s overall performance. For 2005, Mr. Manganello had a base salary of $750,000, an increase of 25 percent from 2004, which places him slightly below the 50th percentile of the market. Mr. Manganello earned an annual bonus of $1,190,322 for performance in fiscal 2005; of this, $114,084 represents Carryover Bonus from 2003 and 2004.

This represented a payout above target and is the result of BorgWarner exceeding its financial performance targets set prior to the start of 2005. In addition, as was disclosed earlier, for the period between January 1, 2003 and December 31, 2005, Mr. Manganello had a target award of 700 performance units at a par value of $1,000 per unit. At the end of the performance period, the Company’s TSR performance was at the 98th percentile of the TSR performance of the Peer Group Companies. As a result, Mr. Manganello earned an award of $1,225,000.

Deductible Compensation of Officers

Section 162(m) of the Code provides that compensation in excess of $1 million paid to the chief executive officer and the other most highly compensated executive officers of a public company will generally be nondeductible for federal income tax purposes, subject to certain exceptions. The Committee intends to structure compensation arrangements in a manner that will avoid the deduction limitations imposed by Section 162(m) in appropriate circumstances. However, the Committee believes that it is important and necessary that the Committee retain the right and flexibility to provide and revise compensation arrangements, such as base salary and cash bonus incentive opportunities, that may not qualify under Section 162(m) if, in the Committee’s view, such arrangements are in the best interests of the Company and its stockholders.

The Compensation Committee does not believe that compensation subject to the $1 million limitation on deductibility under Section 162(m) of the Code was paid in 2005 to any of the named executive officers.

Submitted by the Compensation Committee

Jere A. Drummond, Chairman
Phyllis O. BonannoDavid T. Brown

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
AMONG BORGWARNER INC., S&P 500,
SIC CODE INDEX, FORMER PEER GROUP, AND PEER GROUP(1)

	2000	2001	2002	2003	2004	2005
BORGWARNER INC.(2)	100.00	132.37	129.19	220.48	283.89	321.13
S&P 500(3)	100.00	88.12	68.64	88.33	97.94	102.75
SIC CODE INDEX(4)	100.00	128.82	107.21	154.99	168.64	133.36
FORMER PEER GROUP(5)	100.00	133.70	114.10	169.05	188.97	158.34
PEER GROUP(6)	100.00	154.57	143.42	216.49	224.80	212.74

(1)	Assumes $100.00 invested on December 31, 2000; assumes dividends reinvested dividends through December 31, 2005. (All data compiled by Research Data Group, Inc. of San Francisco, CA).

(2)	BorgWarner Inc.

(3)	S&P 500 — Standard & Poor’s 500 Total Return Index.

(4)	Standard Industrial Code (“SIC”) 3714-Motor Vehicle Parts.

(5)	Former Peer Group Companies — Consists of the following companies: ArvinMeritor, Inc., Autoliv, Inc., Cummins Engine, Inc., Dana Corporation, Delphi Corporation, Dura Automotive Systems, Inc., Eaton Corporation, Johnson Controls, Inc., Lear Corporation, Magna International, Inc., Modine Manufacturing Co., Tenneco Automotive, Inc., Tower Automotive, Inc., and Visteon Corporation.

(6)	Peer Group Companies — Consists of the following companies: American Axle & Manufacturing Holdings, Inc., Arvinmeritor Inc., Autoliv Inc., Gentex Corp., Johnson Controls Inc., Lear Corporation, Magna International, Inc., Modine Manufacturing Co., Tenneco Automotive, Inc., TRW Automotive Holdings Corp., and Visteon Corporation.

As shown above, the Company has revised the peer group because of changes in the automotive supply industry. The Company believes that the revised Peer Group Companies Index is a more appropriate benchmark for peer performance in the years ahead.

PROPOSAL 2 — APPROVAL OF THE BORGWARNER INC. AMENDED AND RESTATED
2004 STOCK INCENTIVE PLAN

At its February 8, 2006 meeting, the Board of Directors unanimously adopted the amendments to and restatement of the BorgWarner Inc. 2004 Stock Incentive Plan (the “Plan”), subject to the approval thereof by the stockholders of the Company at the Annual Meeting. A copy of the Plan, as amended and restated, is attached to this proxy statement as Appendix B. The favorable vote of a majority of the shares of common stock represented at the Annual Meeting is required for approval of the Plan.

The purpose of the proposed amendments to and restatement of the Plan is to (i) increase the number of shares authorized to be issued by 2,300,000 shares and (ii) conform the Plan with newly adopted section 409A of the Internal Revenue Code (the “Code”). Section 409A of the Code is described below.

The Board believes that an additional share reserve will allow the Company to provide the necessary incentives to employees in future years.

The Board also believes that the proposed amendments included to conform with Code section 409A are in the best interests of the Company because non-compliance could result in substantial adverse tax consequences to the participants.

Below is a summary of the proposed revisions:

•	Section 4(a) of the Plan has been amended to increase the number of shares authorized to be issued by 2,300,000 shares.

•	Section 4(b) of the Plan has been amended to increase the total number of shares that may be granted to a “covered employee” (as defined in Code section 162(m)) in any fiscal year in the form of stock options, stock appreciation rights, restricted stock, stock units or performance shares from one hundred thousand (100,000) to three hundred thousand (300,000). Section 4(b) of the Plan has also been amended to increase the total value of Performance Units that may be granted to a “covered employee” in any fiscal year from five hundred thousand dollars ($500,000) to three million dollars ($3,000,000).

•	The definition of “Stock” under the Plan has been amended to include only the highest-value class of common stock of the Company. Sections 6 and 7 of the Plan, providing for awards of stock options and stock appreciation rights, respectively, have been amended to prohibit the modification of such stock options or stock appreciation rights after the applicable award date if such modification would result in the stock option or stock appreciation right being treated as deferred compensation for purposes of Code section 409A. These amendments are designed to prevent stock options and stock appreciation rights granted under the Plan from being treated as deferred compensation subject to Code section 409A.

•	Sections 9, 10, and 11 of the Plan providing for awards of stock units, performance units, and performance shares, respectively, have been amended to eliminate provisions that previously allowed participants to elect to defer receipt of payment of such awards beyond the times or events originally specified in their award agreements. Instead, payment of these awards must now occur on the original times or events specified in the applicable award agreement. For stock units, these payment times or events generally include the vesting date, the date of the award recipient’s termination of employment, or a specified date. For performance units and performance shares, payment generally must occur by March 15 of the year after the year in which the applicable performance period ends. However, in certain circumstances, performance units and performance shares may also be paid earlier upon an award recipient’s termination of employment, if such termination of employment occurs after the Company experiences a change in control. For all three types of awards, payment upon a termination of employment is delayed for six months if the award recipient meets the definition of a “Specified Employee.” Each of these amendments is for the purpose of having share units, performance units, and performance shares comply with relevant aspects of Code section 409A.

•	The Plan has been amended in certain other respects for the purpose of complying with Code section 409A, including in respect to the definitions of “Disability” and “Retirement,” and in other aspects as generally discussed below.

Description of the Plan, as Amended and Restated

The following description of the material terms of the Plan, as amended and restated, is intended as a summary only and is qualified in its entirety by reference to the text of the attached Plan.

Administration.  The Plan will be administered by the Compensation Committee of the Company’s Board of Directors, or such other committee comprised of members of the Board that the Board appoints (“Committee”). If the Compensation Committee has not been designated as the Committee, members of the Committee must be “non-employee directors” within the meaning of Section 16 of the Securities Exchange Act of 1934 (“Exchange Act”) and “independent directors” within the meaning of any applicable stock exchange rule. In addition, to the extent that the Committee intends that an award granted under the Plan constitute “performance-based compensation” for purposes of Code section 162(m) (discussed below), members of the Committee must be “outside directors” within the meaning of Code section 162(m).

In the case of awards granted to members of the Board who are not officers or employees of the Company or an affiliate, the Plan will be administered by the Committee subject to the approval of a majority of all members of the Board who are “non-employee directors” within the meaning of Section 16 of the Securities Exchange Act of 1934, and “independent directors” within the meaning of any applicable stock exchange rule.

The Committee may authorize the chief executive officer of the Company to grant awards under the Plan of up to 10,000 shares of common stock per individual per year to officers and employees of the Company and its affiliates who are not executive officers subject to Section 16 of the Exchange Act or “covered employees” under Code section 162(m). In addition, the Committee may authorize the chief executive officer of the Company to grant awards under the Plan of up to 10,000 shares of common stock per individual as an inducement for an individual to accept an offer of employment with the Company or an affiliate. Recipients of such employee inducement awards may include individuals who are executive officers subject to Section 16 of the Exchange or “covered employees” under Code section 162(m). Whenever the Committee has granted the chief executive officer the authority to make such awards under the Plan, the chief executive officer has the authority under the Plan to select the employees (or prospective employees) to whom awards will be given, determine the type of awards to be granted and the number of shares to be covered by an award, and determine the terms and conditions of an award, subject however, to any limits or qualifications on such powers as the Committee may establish. The Plan also provides that any such authorizations to the chief executive officer must be consistent with recommendations made by the Board’s Compensation Committee to the Board regarding non-CEO compensation, incentive compensation, and equity-based plans.

For purposes of the remaining portions of this description of the Plan, references to the Committee shall also refer, (i) in the case of awards to directors who are not employees of the Company or a subsidiary, to the Committee, as approved by a majority of all members of the Board who are “non-employee directors” within the meaning of Section 16 of the Securities Exchange Act of 1934, and “independent directors” within the meaning of any applicable stock exchange rule, and (ii) in the case of awards granted to employees by the chief executive officer pursuant to an authorization, by the Committee, to the chief executive officer.

Under the Plan, the Committee has full authority to select the eligible individuals to whom awards will be granted, the types of award to be granted, the number of shares to be subject to an award, the exercise price (in the case of a stock option) and other terms and conditions of awards, to interpret the Plan, and to prescribe, amend and rescind the rules and regulations relating to the Plan.

Term, Amendment and Termination.  If not terminated sooner by the Board of Directors, the Plan will terminate on the date immediately preceding the tenth anniversary of the Plan’s effective date, and no awards will be granted after that date. Awards granted and outstanding as of the date the Plan terminates will not be affected or impaired by such termination.

The Board of Directors may amend, alter or discontinue the Plan at any time. However, no amendment, alteration or discontinuation of the Plan may impair the rights of an award recipient with respect to awards previously granted without such recipient’s consent (except that no consent is necessary for amendments made to cause the Plan to qualify for the exemption provided by Rule 16b-3 of the Exchange Act or for awards to qualify for the “qualified performance-based compensation” exception under Code section 162(m), discussed below). No amendment may be made that would disqualify the Plan from the exemption provided by Rule 16b-3 of the Exchange Act or to extend the term of the Plan. To the extent required by law or agreement, no amendment can be made to the Plan without the consent of the Company’s stockholders.

The Committee may amend the terms of any outstanding award, either prospectively or retroactively except that an amendment that would impair the rights of the award holder requires the holder’s consent (except that no consent is necessary for amendments made to cause the Plan to qualify for the exemption provided by Rule 16b-3 of the Exchange Act or for awards to qualify for the “qualified performance-based compensation” exception under Code section 162(m), discussed below).

No Modification of Stock Options or Stock Appreciation Rights.  Except for adjustments for certain corporate events as described below, the Plan expressly prohibits the Committee from modifying (including the extension, renewal or repricing of) stock options or stock appreciation rights once they are granted, if such modification would result in the stock options or stock appreciation rights constituting deferred compensation for purposes of Code section 409A.

Shares Subject to the Plan.  Subject to adjustments as described below, up to 5,000,000 shares of the Company’s common stock, par value of $.01 per share, will be available for issuance for awards under the Plan, including with respect to incentive stock options. Shares subject to an award may be authorized and unissued shares, treasury shares, or shares of common stock purchased on the open market. Awards may only be granted on shares of the highest-value class of common stock of the Company, specifically excluding any class of stock that provides a preference as to dividend or liquidation rights. As of February 28, 2006 the closing price of a share of common stock was $55.77.

If an award granted under the Plan expires, terminates, is cancelled, or lapses for any reason without the issuance of shares of common stock, or if any shares of restricted stock awarded under the Plan are forfeited, the shares covered by such award or such restricted stock will again be available for awards under the Plan. In addition, if an award recipient tenders previously-acquired shares of the Company’s common stock to satisfy applicable withholding obligations with respect to an award, or if shares of the Company’s common stock are withheld to satisfy applicable withholding obligations, such shares will again be available for further awards under the Plan. Also, if an award recipient tenders previously-acquired shares of the Company’s common stock in payment of the option price upon exercise of a stock option awarded under the Plan, or if shares of common stock are withheld in payment of the option price, the number of shares tendered or withheld will again be available for further awards under the Plan.

Individual Limitations.  Subject to adjustments as described below, no individual may be granted, within one fiscal year of the Company, awards covering more than 300,000 shares of common stock or common stock equivalents (in the case of awards of stock appreciation rights , stock units, and performance shares). Additionally, no individual may be granted within one fiscal year of the Company, Performance Units that could exceed $3,000,000 when paid in cash or in shares of common stock.

Subject to the prohibition on modification of stock options and stock appreciation rights after the date of grant as specified above, if there is a change in the common stock of the Company through the declaration of stock dividends, or through recapitalization resulting in stock split-ups, or combinations or exchanges of shares, or otherwise, the Plan authorizes the Committee to make appropriate adjustments in the number of shares authorized for grants, in the exercise prices of outstanding stock options, in the base prices of stock appreciation rights, and in the limits described above on the number of shares available for grant to individuals per fiscal year.

Eligibility and Types of Awards.  The Plan authorizes the grant of stock options, stock appreciation rights, restricted stock, stock units, performance units, and performance shares. Participation in the Plan is open to officers, employees and directors of the Company, as selected by the Committee. However, directors who are not employees of the Company or of a subsidiary are not eligible to receive grants of Incentive Stock Options, performance units, or performance shares under the Plan. As of February 28, 2006 approximately 375 employees, including 16 officers, and nine directors who are not employees of the Company or any subsidiary would have been eligible to receive awards under the Plan.

Stock Options.  Officers, employees and directors of the Company and its subsidiaries may be granted options to acquire the Company’s common stock under the Plan, either alone or in conjunction with other awards under the Plan. However, as noted above, directors who are not employees of the Company or a subsidiary of the Company are not eligible to receive grants of Incentive Stock Options.

Under the Plan, stock options may be either incentive stock options (“ISOs”) or nonqualified stock options. The exercise price of a stock option is determined at the time of grant but may not be and may never become less than the fair market value per share of common stock on date of grant. Stock options are exercisable at the times and upon the conditions that the Committee may determine, as reflected in the applicable stock option agreement. The exercise period of a stock option is determined by the Committee and may not exceed 10 years from the date of grant.

The holder of a stock option generally has a one-year period following the grantee’s termination of employment or service with the Company and its subsidiaries (but not to exceed the stock option’s term), in which to exercise a stock option that was exercisable as of such termination. An extended exercise period (generally 3 years, but not to exceed the stock option’s term) may apply following a termination of employment or service by reason of disability or retirement. The Plan authorizes the Committee to accelerate the schedules or installments on which stock options become exercisable.

The exercise price of a stock option must be paid in full at the time of exercise and is payable in cash. However, if (and to the extent) provided by the related award agreement, the option exercise price may also be paid: (i) by the surrender of common stock already owned by the optionee, (ii) by requesting the Company to withhold, from the number of shares of common stock otherwise issuable upon exercise of the stock option, shares having an aggregate fair market value on the date of exercise equal to the exercise price, or (iii) a combination of the foregoing, as provided by the award agreement. Additionally, if permitted by the Committee and allowable by law, payment of the exercise price may be made through a broker-facilitated cashless exercise.

If permitted by the related award agreement, an optionee may surrender shares of restricted stock in payment of the exercise price of a nonqualified stock option. Where restricted stock is so surrendered, an equal number of shares received upon the exercise of the nonqualified stock option shall be subject to the same forfeiture restrictions as the shares surrendered.

ISOs are exercisable only by the optionee during his or her lifetime and are not assignable or transferable other than by will or by the application of the laws of inheritance. Nonqualified stock options may be assigned during the optionee’s lifetime to one or more of the optionee’s immediate family members or to a trust benefiting one or more family members exclusively, or to the optionee’s spouse or former spouse pursuant to a qualified domestic relations order.

Upon receipt of a notice of exercise, the Committee may elect to cash out all or part of a stock option that is being exercised by paying the optionee cash or common stock equal to the difference between the exercise price and the fair market value of the Company’s common stock.

In the event of a change in control (as defined in the Plan), all stock options outstanding as of the date on which the change in control occurs become fully exercisable and vested. During the 60-day period following a Change in Control, the Committee may, at its sole discretion, allow the holder of a stock option to surrender such option for cash in an amount equal to the difference between the “change in control price” (as defined in the Plan) and the exercise price. Under the Plan, such a cash out may automatically occur in the case of an officer who is subject to Section 16(b) of the Exchange Act with respect to a grant of stock options in instances where the 60-day period ends within six months of the date of the stock option’s grant, with the cash out occurring immediately following the close of the six-month period.

For the purpose of complying with Code section 409A, the Plan prohibits any modification to a previously granted Stock Option if such modification would result in the Stock Option being treated as deferred compensation subject to Code section 409A. A “modification” for this purpose is generally any change to the terms of the Stock Option (or the Plan or applicable award agreement) that provides the holder with a direct or indirect decrease in the exercise price of the Stock Option, or an additional deferral feature, or an extension or renewal of the Stock Option, regardless of whether the holder in fact benefits from this change. The maximum period in which a Stock Option may be extended for any reason under the Plan is to the 15th day of the third month following, or to the December 31 after the date on which the Stock Option otherwise would have expired, whichever happens to be later.

Stock Appreciation Rights.  A stock appreciation right (“SAR”) may be granted (i) to employees or directors in conjunction with all or any part of an option granted under the Plan (a “Tandem SAR”), or (ii) without relationship to an option (a “Freestanding SAR”). Tandem SARs must be granted at the time such option is granted. A Tandem SAR is only exercisable at the time and to the extent that the related option is exercisable. The base price of a Tandem SAR must be and may never become less than the exercise price of the option to which it relates. Upon the exercise of a Tandem SAR, the holder thereof is entitled to receive, in cash or common stock, as provided in the related award agreement, the excess of the fair market value of the share for which the right is exercised (calculated as of the exercise date) over the exercise price per share of the related option. Stock options are no longer exercisable to the extent that a related Tandem SAR has been exercised, and a Tandem SAR is no longer exercisable upon the forfeiture, termination or exercise of the related stock option. A Freestanding SAR entitles the holder to a cash payment equal to the difference between the base price and the fair market value of a share of common stock on the date of exercise. The base price must be equal to and may never become less than the fair market value of a share of common stock on the date of the Freestanding SAR’s grant.

In the event of a change in control (as defined in the Plan), all stock appreciation rights outstanding as of the date on which the change in control occurs shall become fully exercisable and vested.

SARs may not be sold, assigned, transferred, pledged or otherwise encumbered.

For the purpose of complying with Code section 409A, the Plan prohibits any modification to a previously granted SAR if such modification would result in the SAR being treated as deferred compensation subject to Code section 409A. A “modification” for this purpose generally has the same meaning as discussed above in respect to Stock Options.

Restricted Stock.  Officers, employees and directors of the Company and its subsidiaries may be granted restricted stock under the Plan, either alone or in combination with other awards. Restricted stock are shares of the Company’s common stock that are subject to forfeiture by the recipient if the conditions to vesting that are set forth in the related restricted stock agreement are not met. Vesting may be based on the continued service of the recipient, one or more performance goals (described below), or such other factors or criteria as the Committee may determine.

Unless otherwise provided in the related restricted stock agreement, the grant of a restricted stock award will entitle the recipient to vote the shares of Company common stock covered by such award and to receive the dividends thereon. Under the Plan, a restricted stock agreement may provide that cash dividends paid on restricted stock will be automatically deferred and reinvested in additional restricted stock and dividends payable in stock will be paid in the form of restricted stock. For the purpose of complying with Code section 409A, the Plan provides that cash dividends so reinvested or share dividends so payable shall vest at the same time as the Restricted Stock to which they relate; or, if the applicable award agreement is silent, such dividends shall be paid in the same calendar year in which the same dividends are paid to other stockholders of the Company, or by the 15th day of the third calendar month following the date on which the same dividends are paid to other stockholders of the Company, if later.

During the period that shares of stock are restricted, the recipient cannot sell, assign, transfer, pledge or otherwise encumber the shares of restricted stock. If a recipient’s employment or service with the Company and its subsidiaries terminates, the recipient will forfeit all rights to the unvested portion of the restricted stock award. However, if the participant’s service is terminated other than for cause (as defined in the Plan), the Committee may waive any remaining restrictions upon the stock in effect upon such termination.

In the event of a change in control (as defined in the Plan), the restrictions applicable to any outstanding restricted stock will lapse and the restricted stock will become fully vested to the full extent of the grant.

Stock Units.  Officers, employees and directors of the Company and its subsidiaries may be granted stock units under the Plan, either alone or in combination with other awards. A stock unit is a right to receive a share of common stock of the Company or the fair market value in cash of a share of common stock in the future, under terms and conditions established by the Committee. Under the Plan, the Committee may make grants of stock units that are immediately vested or may make grants of stock units that are subject to vesting requirements, such as continued service.

The applicable stock units award agreement is required to specify the times or events on which stock units will be paid. These times or events generally include the applicable vesting date, the date of the participant’s termination of employment, or a specified calendar date. Once specified in the award agreement, payment dates may not be accelerated for a participant for any reason, except as specifically provided for in Code section 409A. At the time specified in the applicable award agreement, stock units will be settled by the delivery to the participant of shares of common stock equal in number to the number of the participant’s stock units that are vested as of the specified date or event (such as termination of employment), or cash equal to the fair market value of such shares. Payment to any specified employee (as defined in the Plan) upon termination of employment is required to be delayed for six months in order to comply with Code section 409A.

Except to the extent otherwise provided in the applicable award agreement, if a participant’s employment with the Company terminates prior to the date on which the participant’s stock units become vested, the participant will forfeit the stock units. The Committee has the discretion to waive in whole or in part, any payment limitations for stock units that remain outstanding at a participant’s retirement, or if the participant’s employment is terminated (other than for cause, as defined in the Plan). If the Committee waives all or any portion of such payment limitations, the stock units will remain payable on the times or events originally specified in the applicable award agreement.

Prior to an actual delivery of shares of common stock in settlement of a stock units grant, a participant acquires no rights of a shareholder. Stock units may not be sold, assigned, transferred or pledged or otherwise encumbered, but a participant may designate one or more beneficiaries to whom shares of common stock covered by a grant of stock units will be transferred in the event of the participant’s death.

The Committee may, in its discretion, provide in a stock units award agreement that a participant will be entitled to receive dividend equivalents with respect to his or her restricted stock units. Dividend equivalents may, in the discretion of the Committee, be paid in cash or credited to the participant as additional restricted stock units, or any combination of cash and additional restricted stock units. The amount that can be paid to a recipient as a dividend equivalent cannot exceed the amount that would be payable as a dividend if the stock unit were actually a share of common stock. If credited to the participant as additional stock units, the additional stock units will vest at the same time as the stock units to which they relate. If credited to the participant as cash, the dividend equivalents must be paid in the same calendar year in which the related dividends are paid to stockholders of the Company, or by the 15th day of the third calendar month following the date on which the related dividends are paid, if later.

In the event of a change in control (as defined in the Plan), the restrictions applicable to any outstanding stock units will lapse and the stock units will become fully vested to the full extent of the grant. Payment of stock units that have vested as a result of a change in control shall occur on the times or events originally specified in the award agreement.

Performance Units.  Officers and employees of the Company and its subsidiaries may be granted performance units under the Plan, either alone or in combination with other Plan awards.

A performance unit is a contingent right to receive cash or shares of common stock of the Company, in the future, pursuant to the terms of a grant made under the Plan and the related award agreement. The value of a performance unit is established by the Committee based on cash or on property other than common stock of the Company. For any grant of performance units, the Committee will establish (i) one or more performance goals, and (ii) a performance period of not less than one year. The performance goals will be based on one or more performance criteria set forth in the Plan and described below. At the expiration of the performance period, the Committee will determine and certify the extent to which the performance goals were achieved. The Committee will then determine the number of performance units to which a recipient of performance units under the grant is entitled, and the value of such performance units (if the value is based on the level of achievement) based upon the number of performance units originally granted to the recipient and the level of performance achieved. Performance units will be settled by payment of the cash value of the performance units to which the recipient is entitled or delivery of shares of common stock of the Company with a fair market value equal to the cash value of such performance units. Performance units will be paid as soon as practicable following the Committee’s determination, but in any event no later than 2 1/2 months after the end of the year in which the applicable performance period has ended.

Except to the extent otherwise provided in the applicable award agreement, if a performance unit recipient’s employment or service with the Company terminates during the performance period or before the performance goals are satisfied, the recipient will forfeit the performance units granted with respect to such performance period. The Committee has the discretion to waive in whole or in part, any payment limitations for performance units that remain outstanding at a participant’s retirement if the participant’s employment is terminated (other than for cause, as defined in the Plan). If the Committee waives all or any portion of such payment limitations, the performance units will be paid in the year following the year in which the performance period ends, at the same time as the Committee makes payment to all other recipients of performance units for that period.

In the event of a change in control (as defined in the Plan), the performance goals of all outstanding performance units granted under the Plan shall be deemed to have been achieved at target levels, and a recipient shall be entitled to a pro rata distribution of shares of common stock or cash in settlement of the performance units, based upon the number of whole months during the performance period that have elapsed prior to the date of the change in control. If the Committee has previously waived all or any portion of the payment limitations in respect to a participant’s performance units prior to the change in control, then payment of such performance units shall occur either (i) in the year following the year in which the applicable performance period ends or would have ended absent the change in control, or (ii) upon the participant’s termination of employment, if earlier. Payment to any specified employee (as defined in the Plan) upon termination of employment is required to be delayed for six months in order to comply with Code section 409A.

Prior to an actual delivery of shares of common stock in settlement of a performance units grant, a recipient acquires no rights of a shareholder. Performance units may not be sold, assigned, transferred or pledged or otherwise encumbered, but a recipient may designate one or more beneficiaries to whom shares of common stock covered by a grant of performance units will be transferred in the event of the recipient’s death.

Performance Shares.  Officers and employees of the Company and its subsidiaries may be granted performance shares under the Plan, either alone or in combination with other Plan awards.

A performance share is a contingent right to receive a share of common stock of the Company or the fair market value in cash of a share of common stock, in the future, pursuant to the terms of a grant made under the Plan and the related award agreement. For any grant of performance shares, the Committee will establish (i) one or more performance goals, and (ii) a performance period of not less than one year. The performance goals will be based on one or more performance criteria set forth in the Plan and described below. At the expiration of the performance period, the Committee will determine and certify the extent to which the performance goals were achieved. The Committee will then determine the number of performance shares to which a recipient of performance shares under the grant is entitled, based upon the number of performance shares originally granted to the recipient and the level of performance achieved. Performance shares will be settled by the delivery of shares of common stock of the Company or cash equal to the fair market value of such shares as soon as practicable after the close of the performance period. Performance shares will be delivered as soon as practicable following the Committee’s determination, but in any event no later than 2 1/2 months after the end of the year in which the applicable performance period has ended.

Except to the extent otherwise provided in the applicable award agreement, if a performance share recipient’s employment with the Company terminates during the performance period or before the performance goals are satisfied, the recipient will forfeit the performance shares granted with respect to such performance period. The Committee has the discretion to waive, in whole or in part, any payment limitations for performance shares that remain outstanding at a participant’s retirement if the participant’s employment is terminated (other than for cause, as defined in the Plan). If the Committee waives all or any portion of such payment limitations, the performance shares will be delivered in the year following the year in which the performance period ends, at the same time as the Committee makes delivery to all other recipients of performance shares for that period.

In the event of a change in control (as defined in the Plan), the performance goals of all outstanding performance shares granted under the Plan shall be deemed to have been achieved at target levels, and a recipient shall be entitled to a pro rata distribution of shares of common stock or cash in settlement of the performance shares, based upon the number of whole months during the performance period that have elapsed prior to the date of the change in control. If the Committee has previously waived all or any portion of the payment limitations in respect to a participant’s performance shares prior to the change in control, then delivery of such performance shares shall occur either (i) in the year following the year in which the applicable performance period ends or would have ended absent the change in control, or (ii) upon the participant’s termination of employment, if earlier. Payment to any specified employee (as defined in the Plan) upon termination of employment is required to be delayed for six months in order to comply with Code section 409A.

Prior to an actual delivery of shares of common stock in settlement of a performance shares grant, a recipient acquires no rights of a shareholder. Performance shares may not be sold, assigned, transferred or pledged or otherwise encumbered, but a recipient may designate one or more beneficiaries to whom shares of common stock covered by a grant of performance shares will be transferred in the event of the recipient’s death.

Rescission of Awards.  Under the Plan, the Committee may cancel or declare forfeited or rescind awards upon its determination that a participant has violated the terms of the Plan or the award agreement under which the award has been made. In addition, for a period of one year following the exercise, payment or delivery of an award, the Committee may rescind the award upon its determining that the participant has committed a breach of conduct (as defined in the Plan) prior to the exercise, payment or delivery of the award or within six months thereafter.

Effective Date.  If approved by the shareholders, the Plan described above will be effective as of the date of approval.

Certain Federal Income Tax Considerations

The following is a brief and general summary of the federal income tax consequences of transactions under the Plan based on federal income tax laws in effect on January 1, 2006. The summary does not purport to be complete, and does not address the tax consequences of a participant’s death or the state, local and foreign tax laws that may also be applicable to awards and transactions involving awards.

Stock Options.  Stock options granted under the Plan may be either “Incentive Stock Options,” as defined in section 422 of the Code, or Nonqualified Stock Options.

Incentive Stock Options.  Incentive Stock Options granted under the Plan will be subject to the applicable provisions of the Code, including Code section 422. If shares of common stock are issued to an optionee upon the exercise of an ISO, and if no “disqualifying disposition” of such shares is made by such optionee within one year after the exercise of the ISO or within two years after the date the ISO was granted, then (i) no income will be recognized by the optionee at the time of the grant of the ISO, (ii) no income, for regular tax purposes, will be realized by the optionee at the date of exercise, (iii) upon sale of the shares of the common stock acquired by exercise of the ISO, any amount realized in excess of the option price will be taxed to the optionee, for regular tax purposes, as a capital gain (at varying rates depending upon the optionee’s holding period in the shares and income level) and any loss sustained will be a capital loss, and (iv) no deduction will be allowed to the Company for federal income tax purposes. If a “disqualifying disposition” of such shares is made, the optionee will realize taxable ordinary income in an amount equal to the excess of the fair market value of the shares purchased at the time of exercise over the exercise price (the “bargain purchase element”) and the Company will generally be entitled to a federal income tax deduction equal to such amount. The amount of any gain in excess of the bargain purchase element realized upon a “disqualifying disposition” will be taxable as capital gain to the holder (at varying rates depending upon such holder’s holding period in the shares and income level), for which the Company will not be entitled to a federal income tax deduction. Upon exercise of an ISO, the optionee may be subject to alternative minimum tax.

Nonqualified Stock Options.  With respect to nonqualified stock options, (i) no income is recognized by the optionee at the time the option is granted; (ii) generally, at exercise, ordinary income is recognized by the optionee in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise, and the Company is entitled to a tax deduction in the same amount; and (iii) at disposition, any gain or loss is treated as capital gain or loss. In the case of an optionee who is also an employee, any income recognized upon exercise of a nonqualified stock option will constitute wages for which withholding will be required.

Stock Appreciation Rights.  No income will be recognized by a recipient in connection with the grant of an SAR. When an SAR is exercised, the recipient will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any common stock received on the exercise. In the case of a recipient who is also an employee, any income recognized upon exercise of an SAR will constitute wages for which withholding will be required. The Company will be entitled to a tax deduction at the same time and in the same amount. If the optionee receives common stock upon the exercise of an SAR, any gain or loss on the sale of such stock will be treated in the same manner as discussed above under “nonqualified stock options.”

Restricted Stock.  A recipient will not realize taxable income at the time of grant of a restricted stock award, assuming that the restrictions constitute a substantial risk of forfeiture for Federal income tax purposes. Upon the vesting of shares of Company common stock subject to an award, the recipient will realize ordinary income in an amount equal to the excess of the fair market value of such shares at such time over the amount paid by the recipient, if any. The Company will be entitled to a deduction equal to the amount of ordinary income realized by the recipient in the taxable year in which the amount is included in the recipient’s income. Dividends paid to the recipient during the restriction period will be taxable as compensation income to the recipient at the time paid and will be deductible at such time by the Company. The recipient of a restricted stock award may, by filing an election with the Internal Revenue Service within 30 days of the date of grant of the restricted stock award, elect to be taxed at the time of grant of the award on the excess of the then fair market value of the shares of Company common stock over the amount paid by the recipient, if any, in which case (1) the Company will be entitled to a deduction equal to the amount of ordinary income realized by the recipient in the taxable year in which the amount is included in the recipient’s income, (2) dividends paid to the recipient during the restriction period will be taxable as dividends to the recipient and not deductible by the Company, and (3) there will be no further tax consequences to either the recipient or the Company when the restrictions lapse. In the case of a recipient who is also an employee, any amount included in income will constitute wages for which withholding will be required.

Stock Units, Performance Units, and Performance Shares.  An employee who is awarded one or more stock units, performance units and/or performance shares will not recognize income and the Company will not be allowed a deduction at the time the award is made. When an employee receives payment for such awards in cash or shares of common stock, the amount of the cash and the fair market value of the shares of common stock received will be ordinary income to the employee and will be allowed as a deduction for federal income tax purposes to the Company. The Company will be entitled to a deduction equal in amount to the ordinary income realized by the recipient in the year paid. In the case of a recipient who is an employee, any amount included in income will constitute wages for which withholding will be required.

Section 162(m) Limit.  Code section 162(m) generally limits a public company’s federal income tax deduction for compensation paid to any of its executive officers to $1,000,000 per year. However, certain “performance-based compensation” paid to such officers is exempt from the $1,000,000 annual deduction limit.

The Plan is designed to enable the Company to provide grants of stock options, stock appreciation rights, performance units and performance shares under the Plan to the Company’s executive officers that will satisfy the requirements of the exception of section 162(m) for performance-based compensation. The Plan is also designed so that awards of restricted stock and stock units under the Plan may be made in a manner which satisfies the performance-based compensation exception of section 162(m). Accordingly, (i) the right to receive a share of common stock or cash in payment of a stock option, stock appreciation right, performance unit or performance share award, and, (ii) if the Committee intends that a restricted stock or stock unit award satisfy the performance-based compensation exception, the vesting of such stock or stock units, will be contingent upon the achievement of objective performance goals established by the Committee at the time of grant.

Under the Plan, a performance goal will be based on one or more of the following criteria: earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); net or operating income; earnings per share; expense reductions; return on investment; combined net worth; debt to equity ratio; operating cash flow; return on total capital, equity, or assets; total shareholder return; or changes in the market price of the

Company’s common stock. The criteria selected by the Committee from the foregoing list may relate to the Company, one or more of its affiliates, divisions, units, or any combination of the Company, its affiliates, divisions, or units. Performance goals may be based on the performance of the Company generally or relative to peer company performance and may be based on a comparison of actual performance during a performance period against budget for such period. A performance goal may include a threshold level of performance below which no vesting or payout will occur, target levels at which full vesting or a full payout will occur and (or) a maximum level at which specified additional vesting or a specified additional payout will occur. The level of achievement of a performance goal will be determined in accordance with generally accepted accounting principles and shall be subject to certification by the Committee. Under the Plan, the Committee does have the discretion, to the extent such discretion is consistent with the “qualified performance-based exception” of the Code and its regulations, to make equitable adjustments to performance goals in recognition of unusual or non-recurring events affecting the Company or a subsidiary or the financial statements of the Company or any subsidiary, or for changes in the law or accounting principles. Once a performance goal is established, the Committee will have no discretion to increase the amount of compensation that would otherwise be payable to a recipient upon attainment of the performance goal.

Income Tax Withholding.  Upon an employee’s realization of income from an award, the Company is generally obligated to withhold against the employee’s Federal and state income and employment tax liability. Payment of the withholding obligation can be made from other amounts due from the Company to the award recipient or with shares of Company common stock owned by the recipient. If the recipient elects to tender shares of Company common stock or to reduce the number of shares the recipient is otherwise entitled to receive to satisfy the withholding obligation, the shares tendered or reduced will be treated as having been sold to the Company.

Capital Gains.  Generally, under law in effect as of January 1, 2006, net capital gain (net long-term capital gain minus net short-term capital loss) is taxed at a maximum rate of 15%.

Special Considerations under Code Section 409A.

Code section 409A is effective in general for any compensation deferred under a nonqualified deferred compensation plan on or after January 1, 2005. Compensation deferred under a nonqualified plan prior to that date is also subject to the new requirements if the plan is “materially modified” on or after October 4, 2004. A nonqualified plan is materially modified if any new benefit or right is added to the plan or any existing benefit or right is enhanced.

If at any time during a taxable year a nonqualified deferred compensation plan fails to meet the requirements of Code section 409A, or is not operated in accordance with those requirements, all amounts (including earnings) deferred under the plan for the taxable year and all preceding taxable years, by any participant with respect to whom the failure relates, are includible in such participant’s gross income for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Code section 409A, the amount also is subject to an additional income tax and enhanced interest. The additional income tax is equal to twenty percent of the amount required to be included in gross income. The interest imposed is equal to the interest at the underpayment rate specified by the Internal Revenue Service, plus one percentage point, imposed on the underpayments that would have occurred had the compensation been includible in income for the taxable year when first deferred, or if later, when not subject to a substantial risk of forfeiture.

In addition, the requirements of Code section 409A are applied as if (a) a separate plan or plans is maintained for each participant, and (b) all compensation deferred with respect to a particular participant under an account balance plan is treated as deferred under a single plan, all compensation deferred under a nonaccount balance plan is treated as deferred under a separate single plan, all compensation deferred under a plan that is neither an account balance plan nor a nonaccount balance plan (for example, equity-based compensation) is treated as deferred under a separate single plan, and all compensation deferred pursuant to an involuntary separation pay arrangement is treated as deferred under a separate single plan. Thus, if a plan failure under Code section 409A relates only to a single participant, then only the compensation deferred by that particular participant will be includable in gross income and subject to the additional income tax and interest; but any amount deferred by the participant under a different plan of a similar basic type will be includable in the participant’s gross income and subject to the additional income tax and interest as well.

In general, stock options and SARs do not provide for a deferral of compensation subject to Code section 409A if (i) the underlying stock is the highest value common stock of the service recipient; (ii) the exercise price is equal to and can never become less than the fair market value of the underlying stock at the time of grant; and (iii) the option or appreciation right is not modified, renewed or extended after the date of grant in a way that would cause the option to provide for a deferral of compensation or additional deferral feature. Restricted stock awards generally do not provide for a deferral of compensation subject to Code section 409A, unless (i) the award is received more than 2 1/2 months beyond the end of the first taxable year (employee’s or employer’s, whichever is later) in which the legally binding right to such award arises and is no longer subject to a substantial risk of forfeiture and (ii) the award includes at least some shares that are not subject to a substantial risk of forfeiture at the time the award is received. In each case, the Plan has been designed with the intent that the arrangements under which participants receive stock options, SARs, and restricted stock do not provide for a “deferral of compensation” subject to Code section 409A.

An award of stock units, performance units, or performance shares provides for a deferral of compensation subject to Code section 409A if payment of such an award occurs more than 2 1/2 months after the end of the first taxable year (employee’s or employer’s, whichever is later) in which the legally binding right to the award arises and is no longer subject to a substantial risk of forfeiture.

Under the Plan, stock units, performance units, and performance shares are all potentially subject to Code section 409A. Stock units are potentially subject to Code section 409A because payment of stock units may occur on the award recipient’s termination of employment or upon a fixed date which in either case could be more than 2 1/2 months beyond the end of the first taxable year in which the stock units are no longer subject to a substantial risk of forfeiture. Under the Plan, the Committee also has the discretion to waive any or all payment limitations in respect to an award of stock units. Such a waiver could also result in the stock units being paid more than 2 1/2 months beyond the end of the first taxable year in which the stock units are no longer subject to a substantial risk of forfeiture.

Because participants are not able to submit initial deferral elections with respect to stock units or elections as to the time or form of payment of stock units, the requirements of Code section 409A as they relate to these elections do not apply. Similarly, because stock units are only payable upon certain fixed times or events and because there is a six-month delay for payments upon termination of employment to specified employees, this arrangement satisfies the requirements under Code section 409A regarding permissible distribution events and times. Finally, the Plan includes a provision prohibiting the acceleration of the timing or schedule of payment of stock units to any participant, except in the limited circumstances specifically permitted under Code section 409A. Thus, the Plan has been designed with the intent that the arrangement under which participants receive stock units complies with the requirements of Code section 409A.

Similarly, an award of performance units or performance shares under the Plan is potentially subject to Code section 409A, because the Committee has the discretion to waive any or all payment limitations in respect to such an award. Such a waiver could result in the performance units or performance shares being paid more than 2 1/2 months beyond the end of the first taxable year in which the award is no longer subject to a substantial risk of forfeiture.

However, because participants are not able to submit initial deferral elections with respect to performance units or performance shares or elections as to the time or form of payment of performance units or performance shares, the requirements of Code section 409A as they relate to these elections do not apply. Similarly, because performance units and performance shares are only payable upon certain fixed times (generally, the year after the year in which the performance period ends or would have ended) or fixed events (in certain circumstances, termination of employment) and because there is a six-month delay for payments upon termination of employment to specified employees, this arrangement satisfies the requirements under Code section 409A regarding permissible distribution events and times. Thus, the Plan has been designed with the intent that the arrangement under which participants receive performance units and performance shares complies with the requirements of Code section 409A.

New Plan Benefits

As described in “Director Compensation” on page 6, the Board has approved a resolution providing for annual grants of restricted stock under the Plan to each director of the Company who is not otherwise an employee of the Company or any of its subsidiaries or affiliates (“Non-Executive Director Group”), subject to the approval of the amendments to and restatement of the Plan by the Company’s stockholders at the Annual Meeting. The Board believes that equity compensation enhances alignment of the interests of the Non-Executive Director Group with those of other stockholders.

On February 8, 2006, the Board also approved grants of performance shares under the Plan to certain of the Company’s executives.

The following New Plan Benefits table provides certain information with respect to such grants of restricted stock and performance shares:

New Plan Benefits
BorgWarner Inc. Amended and Restated 2004 Stock Incentive Plan

	Dollar Value		Number of
Name and Position	($)(a)		Units/Shares(b)

Tim Manganello	$1,782,832		45,000
Chairman and CEO
Robin J. Adams	$475,422		12,000
Executive Vice President and CFO
Roger J. Wood	$435,803		11,000
Vice President
Alfred Weber	$364,490		9,200
Vice President
Mark A. Perlick	$174,321		4,400
Vice President
Executive Group	$5,237,564		132,200
Non-Executive Director Group	$660,000	(c)
Non-Executive Officer Employee Group	—		—

(a)	This number represents the target dollar value of performance shares awarded. The actual dollar value will depend on several factors, including (i) the number of performance shares that are earned, as determined after the end of the performance period based on the level at which the applicable performance goals have been achieved; and (ii) the fair market value of stock, as defined in the Plan, on the date on which earned performance shares are paid out.

(b)	This number represents the target number of performance shares awarded. The actual number of performance shares earned could range from 0% to 175% of this target number, depending on the level at which performance goals are achieved, as determined at the end of the applicable performance period. Earned performance shares are paid out after the performance period 40% in cash and 60% in stock.

(c)	For the restricted stock awards to the Non-Executive Directors, the dollar value is fixed at $165,000 for the three year term. The actual number of shares will be determined based on the fair market value of stock, as defined in the Plan, on the grant date, which is expected to be in July 2006.

Other than the performance share awards and the restricted stock awards to the Non-Executive Director Group shown above on the New Plan Benefits table, no awards have been made to date under the Plan in 2006. Awards for which benefits may be paid under the Plan are made at the discretion of the Committee, subject to the maximum plan and maximum individual limitations described above. In addition, the actual benefits that will be paid under the Plan will depend upon a number of factors, including the market value of the Company’s common stock on future dates, and in the case of performance units, performance shares and restricted stock with vesting based on the achievement of one or more performance goals, actual performance of the Company (both absolutely, and in some cases, as measured against the performance of peer companies), and decisions made by performance share recipients. Since these factors are not known at this time, the benefits or amounts paid under the Plan, and the market value of such awards, other than the grants to the Non-Executive Director Group shown above, are not yet determinable. In addition, because of these unknown variables, it is not possible to determine any other benefits that might be received by recipients under the Plan.

As of February 1, 2006, the number of stock options outstanding under our equity compensation plans, the weighted average exercise price of outstanding options, and the number of securities remaining available for issuance were as follows:

Equity Compensation Plan Information

			Number of Securities
			Remaining Available
	Number of Securities		for Future Issuance
	to be Issued Upon	Weighted-Average	Under Equity
	Exercise of	Exercise Price of	Compensation Plans
	Outstanding Options,	Outstanding Options,	(excluding securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	3,194,473	$42.48	436,552
Equity compensation plans not approved by security holders	0	0	0

Total	3,194,473	$42.48	436,552

Vote required and Board of Directors’ Recommendation

Approval of the amendments to and restatement of the Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock represented and voting in person or by proxy at the Annual Meeting.

Recommendation

The Board of Directors has unanimously approved the amendments to and restatement of the Plan and the reservation of shares of common stock of the Company for issuance under the Plan and recommends that stockholders vote “FOR” the Plan, as amended and restated, and the reservation of shares for issuance thereunder.

PROPOSAL 3 — RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors proposes that the stockholders approve the selection by the Audit Committee of Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”) to serve as the Company’s independent registered public accounting firm for the 2006 fiscal year. The Board of Directors anticipates that representatives of Deloitte will be present at the meeting to respond to appropriate questions, and will have an opportunity, if they desire, to make a statement. This proposal will require the affirmative vote of a majority of the votes cast at the Annual Meeting.

Recommendation

The Board of Directors recommends a vote “FOR” the appointment of Deloitte & Touche LLP as the independent registered public accounting firm.

OTHER INFORMATION

The Company has no reason to believe that any other business will be presented at the Annual Meeting of Stockholders, but if any other business shall be presented, votes pursuant to the proxy will be cast thereon in accordance with the discretion of the persons named in the accompanying proxy.

Expenses of Solicitation

The cost of solicitation of proxies will be borne by the Company. In addition to solicitation of proxies by use of the mail, proxies may be solicited by directors, officers and regularly engaged employees of the Company. Brokers, nominees and other similar record holders will be requested to forward solicitation material and will be reimbursed by the Company upon request for their reasonable out-of-pocket expenses.

Stockholder Proposals

Stockholder proposals which are intended to be presented at the 2007 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received by the Company on or before November 23, 2006, for inclusion in the proxy statement relating to that meeting.

A stockholder who intends to present business, including the election of a director, at the 2007 Annual Meeting of Stockholders other than pursuant to Rule 14a-8, must comply with the requirements set forth in the Company’s Amended and Restated By-Laws. Among other things, to bring business before an annual meeting, a stockholder must give written notice to the Secretary of the Company no less than 90 days and not more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Therefore, for stockholder proposals other than pursuant to Rule 14a-8, the Company must receive notice no sooner than December 28, 2006, and no later than January 27, 2007. The notice should contain (a) as to each person whom the stockholder proposes to nominate for election as director, all information that is required to be disclosed in solicitations of proxies for election of directors under the securities laws, including the person’s written consent to serve as a director if elected and (b) as to any other business, the reason for conducting such business; any material interest in such business the stockholder has; the name and address of the stockholder proposing such business as it appears in the Company’s books; and the number of shares of the Company that are beneficially owned by the stockholder. Stockholders should consult the Company’s Amended and Restated By-Laws to ensure that all of the specific requirements of such notice are met.

Available Information on Corporate Governance and SEC Filings

Through its website (www.borgwarner.com), the Company makes available, free of charge, the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, all amendments to those reports, and other filings with the Securities and Exchange Commission, as soon as reasonably practicable after they are filed. The Company also makes the following documents available on its website: the Audit Committee Charter; the Compensation Committee Charter; the Corporate Governance Committee Charter; the Company’s Corporate Governance Guidelines; the Company’s Code of Ethical Conduct; and the Company’s Code of Ethics for CEO and Senior Financial Officers. You may also obtain a copy of any of the foregoing documents, free of charge, if you submit a written request to Mary Brevard, Vice President, Investor Relations and Corporate Communications, 3850 Hamlin Road, Auburn Hills, Michigan 48326.

Appendix A

CHARTER

BORGWARNER INC.

AUDIT COMMITTEE

The BorgWarner Inc. Audit Committee (the “Committee”) is responsible for providing assistance to the Board of Directors in monitoring (i) the integrity of the financial statements of the Corporation, (ii) the independent auditor’s qualifications and independence (iii) the performance of the Corporation’s internal audit function and independent auditors, and (iv) the compliance by the Corporation with legal and regulatory requirements.

The Committee shall be composed of three or more directors who are free of any relationship that, in the opinion of the Board of Directors, would interfere with their individual exercise of independent judgment as a Committee member and who meet the independence and experience requirements of the New York Stock Exchange and applicable regulations of the Securities and Exchange Commission (the “Commission”). All members of the Committee shall be generally knowledgeable in financial and auditing matters and at least one member of the Committee shall be “an audit committee financial expert” as defined by the Commission. Committee members shall not simultaneously serve on the audit committees of more than two other public corporations.

In its audit capacity, the Committee shall provide assistance to the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Corporation. The Committee shall report regularly to the Board and establish and maintain free and open communication between the directors, the independent accountants, the internal auditors and the financial management of the Corporation. The Committee will:

1.	Be directly responsible for the selection of, and compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

2.	Preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent auditor. Discuss and consider the independence of the independent auditors, including the auditors’ written affirmation of independence.

3.	Discuss and review with the independent auditors and financial management of the Corporation the proposed scope of the audit for the current year and the nature and thoroughness of the audit process; and at the conclusion thereof, receive and review audit reports including any comments or recommendations of the independent auditors.

4.	Review with the independent auditor any audit problems or difficulties and management’s response.

5.	Adopt hiring policies for employees or former employees of the independent auditor who participated in any capacity in the audit of the Corporation.

6.	Review with the independent auditors, the Corporation’s Director of Internal Audit and with the Corporation’s financial and accounting managers, the adequacy and effectiveness of the Corporation’s internal auditing, accounting and financial policies, procedures and controls; and elicit any recommendations for the improvement of existing internal control procedures or the establishment of controls or procedures. Particular emphasis should be given to the adequacy of the internal controls to expose payments, transactions or procedures which might be deemed illegal or otherwise improper.

7.	Review the internal audit function of the Corporation including proposed audit plans for the coming year, the coordination of its programs with the independent auditors and the results of the internal programs.

8.	Review and discuss recurring financial statements (including quarterly reports and disclosures made in management’s discussion and analysis) to be issued to the shareholders or the public with management and the independent auditor and recommend to the Board the inclusion of the Corporation’s audited financial statements in the Corporation’s Annual Report on Form 10-K.

9.	Review and discuss:

(a)	All critical accounting policies and practices to be used.

(b)	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c)	Other material written communication between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

10.	Discuss with management the Corporation’s earnings press releases, including the use of “proforma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

11.	Investigate any matter brought to its attention within the scope of its duties and retain outside counsel or other experts for this or any other purpose, if, in its judgment, such retention is appropriate. The Corporation shall provide appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee and for other expenses necessary or appropriate in carrying out its duties.

12.	Report Committee activities to the full Board and annually issue a summary report (including appropriate oversight conclusions) suitable for submission to shareholders.

13.	Review disclosures made to the Committee by the Corporation’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a role in the Company’s internal controls.

14.	Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

15.	Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Corporation. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the independent auditor to the Board.

16.	Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

17.	Discuss with the Corporation’s General Counsel legal matters that may have a material impact on the financial statements or the Corporation’s compliance policies.

18.	Discuss with management the Corporation’s risk assessment and risk management policies.

The Committee’s charter, policies and procedures will be reassessed at least annually to allow reaction to changing conditions and environment and to assure that the Corporation’s accounting and reporting practices are in accordance with all requirements and are of the highest quality. The Committee may amend or repeal its charter, policies and procedures, as the Committee deems appropriate. The Committee shall annually review the Committee’s own performance.

The Committee shall meet as often as it determines necessary, but not less frequently than quarterly. The Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. These meetings shall include the independent auditors’ evaluation of the Corporation’s financial, accounting and auditing personnel and an assessment of the cooperation the independent auditors received during the review. The Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee shall be presented to the full Committee at its next scheduled meeting.

Appendix B

BORGWARNER INC.
AMENDED AND RESTATED
2004 STOCK INCENTIVE PLAN

Section 1.  Purpose.

The purpose of the Plan is to give the Company a significant advantage in attracting, retaining and motivating officers, employees and directors and to provide the Company and its subsidiaries with the ability to provide incentives more directly linked to the profitability of the Company’s businesses and increases in stockholder value.

Section 2.  Definitions.

For purposes of the Plan, the following terms are defined as set forth below:

(a) “Affiliate” means a corporation or other entity controlled by the Company and designated by the Committee as such.

(b) “Award” means a Stock Appreciation Right, Stock Option, Restricted Stock, Stock Unit, Performance Unit, or Performance Share.

(c) “Award Agreement” means a written agreement or notice memorializing the terms and conditions of an Award granted pursuant to the Plan.

(d) “Board” means the Board of Directors of the Company.

(e) “Breach of Conduct” means, for purposes of the Plan, any of the following: (i) actions by the participant resulting in the termination of the participant’s employment with the Company or any Affiliate for Cause, (ii) the participant’s violation of the Company’s Code of Ethical Conduct where such business standards have been distributed or made available to the participant, (iii) the participant’s unauthorized disclosure to a third party of confidential information, intellectual property, or proprietary business practices, processes, or methods of the Company; or willful failure to protect the Company’s confidential information, intellectual property, proprietary business practices, processes, or methods from unauthorized disclosure, or (iv) the participant’s soliciting, inducing, or attempting to induce employees of the Company and its Affiliates to terminate their employment with the Company or an Affiliate.

(f) “Cause” has the meaning set forth in Section 6(i).

(g) “CEO” means the chief executive officer of the Company or any successor corporation.

(h) “Change in Control” and “Change in Control Price” have the meanings set forth in Sections 12(b) and (c), respectively.

(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(j) “Commission” means the Securities and Exchange Commission or any successor agency.

(k) “Committee” means the Committee referred to in Section 3.

(l) “Company” means BorgWarner Inc., a Delaware corporation.

(m) “Disability” means, with respect to any Award recipient, that the recipient (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less that 3 months under an accident or health plan covering the Company’s employees, or (iii) is determined to be permanently disabled by the Social Security Administration. “Disability” shall be determined by the plan administrator of the RSP under the disability claims procedures of the RSP but applying the foregoing definition of “Disability” and subject to final review and approval by the Committee in the case of a participant who is a “covered employee” within the meaning of Section 162(m)(3) of the Code.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(o) “Fair Market Value” means, as of any given date, the mean between the highest and lowest reported sales prices of the Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Stock is listed or on NASDAQ. If there is no regular public trading market for such Stock, the Fair Market Value of the Stock shall be determined by the Committee in good faith.

(p) “Freestanding Stock Appreciation Right” means a Stock Appreciation Right granted under Section 7 without relationship to a Stock Option.

(q) “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(r) “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(s) “Performance Goals” means a target or targets of objective performance established by the Committee in its sole discretion. A Performance Goal shall be based on one or more of the following criteria: earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); net or operating income; earnings per share; expense reductions; return on investment; combined net worth; debt to equity ratio; operating cash flow; return on total capital, equity, or assets; total shareholder return; economic value; or changes in the market price of the Common Stock. The criteria selected by the Committee may relate to the Company, one or more of its Affiliates or one or more of its business units, or any combination thereof. The Performance Goals so selected by the Committee may be based solely on the performance of the Company, its Affiliates, or business units, or any combination thereof, or may be relative to the performance of one or more peer group companies, indices, or combination thereof. A Performance Goal may include a threshold level of performance below which no payout or vesting will occur, target levels of performance at which a full payout or full vesting will occur, and/or a maximum level of performance at which a specified additional payout or vesting will occur. Each of the foregoing Performance Goals shall be subject to certification by the Committee; provided that the Committee shall have the authority, to the extent consistent with the “qualified performance-based compensation” exception of Section 162(m) of the Code and Section 1.162-27(e) of the Income Tax Regulations, to make equitable adjustments to the Performance Goals in recognition of unusual or nonrecurring events affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. Once a Performance Goal is established, the Committee shall have no discretion to increase the amount of compensation that would otherwise be payable to a recipient upon attainment of a Performance Goal.

(t) “Performance Period” means the period of one (1) year or longer established by the Committee in connection with the grant of an Award for which the Committee has established Performance Goals.

(u) “Performance Unit” means an Award granted under Section 10, the value of which is expressed in terms of cash or in property other than Stock.

(v) “Performance Share” means an Award granted under Section 11, the value of which is expressed in terms of, or valued by reference to, a share of Stock.

(w) “Plan” means the BorgWarner Inc. 2004 Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

(x) “Restricted Stock” means an award granted under Section 8.

(y) “Restricted Stock Agreement” means an Award Agreement memorializing the terms and conditions of a grant of Restricted Stock.

(z) “Retirement” means, in the case of Section 8 (Restricted Stock), Section 9 (Stock Units), Section 10 (Performance Units), and Section 11 (Performance Shares), the participant’s termination of employment with the Company and all Affiliates (i) on or after the last day of the calendar month coincident with or immediately following the day on which the participant attains age 65, or age 60 if the participant has been credited with at least 15 years of service as determined under the RSP, or (ii) with the written consent of the Company that such termination of employment shall constitute retirement. In the case of Section 6 (Stock Options) and Section 7 (Stock Appreciation Rights), “Retirement” means the participant’s termination of employment with the Company and all Affiliates on or after the last day of the calendar month coincident with or immediately following the day on which the participant attains (i) age 65, or (ii) age 60 if the participant has been credited with at least 15 years of service as determined under the RSP.

(aa) “RSP” means the BorgWarner Inc. Retirement Savings Plan.

(bb) “Rule 16b-3” means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time or any successor definition adopted by the Commission.

(cc) “Specified Employee” means a key employee of the Company (as defined in Section 416(i) of the Code without regard to section 416(i)(5) of the Code) if any stock of the Company is publicly traded on an established securities market or otherwise. For purposes of determining “Specified Employees,” an employee shall be deemed to be a Specified Employee for the 12 consecutive-month period beginning on April 1 of a year if the employee meets the requirements of Section 416(i)(1)(A)(i), (ii) or (iii) of the Code, applied in accordance with the applicable Internal Revenue Service regulations and disregarding section 416(i)(5) at any time during the 12-month period ending on the immediately prior December 31.

(dd) “Stock” means common stock, par value $.01 per share, of the Company that as of the date of grant of an Award, has the highest aggregate value of any class of common stock of the Company outstanding or a class of common stock substantially similar to such class of stock (ignoring differences in voting rights). In addition, Stock does not include any stock of the Company that provides a preference as to dividends or liquidation rights.

(ee) “Stock Appreciation Right” means a right granted under Section 7.

(ff) “Stock Option” means an option granted under Section 6 to purchase one or more shares of Stock.

(gg) “Stock Unit” means a right granted under Section 9.

(hh) “Tandem Stock Appreciation Right” means a Stock Appreciation Right granted under Section 7 in conjunction with a Stock Option.

(ii) “Termination of Employment” means the termination of the participant’s employment with the Company and any subsidiary or Affiliate. A participant employed by a subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the subsidiary or Affiliate ceases to be such a subsidiary or Affiliate, as the case may be, and the participant does not immediately thereafter become an employee of the Company or another subsidiary or Affiliate. In the case of a participant who is a director but not an employee of the Company or any subsidiary or Affiliate, “Termination of Employment” means the termination of the participant’s services as a member of the Board.

In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

Section 3.  Administration.

The Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board, composed of not less than three (3) members of the Board, each of whom shall be appointed by and serve at the pleasure of the Board and who shall also be “non-employee directors” within the meaning of Rule 16b-3, “independent directors” within the meaning of any applicable stock exchange rule, and to the extent that the Committee has resolved to take actions necessary to enable compensation arising with respect to Awards under the Plan to constitute performance-based compensation for purposes of Section 162(m) of the Code, “outside directors” within the meaning of Section 162(m) of the Code.

With respect to Awards granted to members of the Board who are not officers or employees of the Company, a subsidiary, or an Affiliate, the Plan shall be administered by the Committee subject to the approval of a majority of all members of the Board (including members of the Committee) who are “non-employee directors” within the meaning of Rule 16b-3, and “independent directors” with the meaning of any applicable stock exchange rule. With respect to such Awards, all references to the “Committee” contained in the Plan shall be deemed and construed to mean the Committee, the decisions of which shall be subject to the approval of a majority of such members of the Board who are both “non-employee directors within the meaning of Rule 16b-3 and “independent directors” within the meaning of any applicable stock exchange rule.

The Committee shall have full authority to grant Awards pursuant to the terms of the Plan to officers, employees and directors of the Company and its subsidiaries and Affiliates.

Among other things, the Committee shall have the authority, subject to the terms of the Plan:

(a) to select the officers, employees and directors to whom Awards may from time to time be granted;

(b) to determine whether and to what extent Awards are to be granted hereunder and the type or types of Awards to be granted;

(c) to determine the number of shares of Stock to be covered by each Award granted hereunder;

(d) to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the option price (subject to Section 6(a)), any vesting restriction or limitation and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Stock relating thereto, based on such factors as the Committee shall determine);

(e) to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time;

(f) to determine to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred; and

(g) to determine under what circumstances a Stock Option may be settled in cash or Stock under Section 6(j).

The Committee may authorize the CEO to grant Awards pursuant to the terms of the Plan covering up to ten thousand (10,000) shares of Stock per individual, per year, to officers and employees of the Company and its subsidiaries and Affiliates who are not (i) subject to Section 16 of the Exchange Act, nor (ii) “covered employees” within the meaning of Code Section 162(m)(3). Any such authorization so made shall be consistent with recommendations made by the Board’s Compensation Committee to the Board regarding non-CEO compensation, incentive-compensation plans and equity-based plans. When such authorization is so made by the Committee, the CEO shall have the authority of the Committee described in Sections 3(a), 3(b), 3(c), and 3(d) of the Plan with respect to the granting of such Awards; provided, however, that the Committee may limit or qualify such authorization in any manner it deems appropriate.

The Committee may also authorize the CEO to grant Awards pursuant to the terms of the Plan covering up to ten thousand (10,000) shares of Stock per individual, as an inducement to an individual to accept an offer of employment, including Awards to individuals who may become, upon accepting an offer of employment, (i) officers of the Company and its subsidiaries and Affiliates who are subject to Section 16 of the Exchange Act, or (ii) “covered employees” within the meaning of Code Section 162(m)(3). Any such authorization so made shall be consistent with recommendations made by the Board’s Compensation Committee to the Board regarding non-CEO compensation, incentive-compensation plans and equity-based plans. When such authorization is so made by the Committee, the CEO shall have the authority of the Committee described in Sections 3(a), 3(b), 3(c), and 3(d) of the Plan with respect to the granting of such Awards; provided, however, that the Committee may limit or qualify such authorization in any manner it deems appropriate.

The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

The Committee may act only by a majority of its members then in office, except that the members thereof may (i) delegate all or a portion of the administration of the Plan to one or more officers of the Company, provided that no such delegation may be made that would cause Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act or to cease to constitute “qualified performance-based compensation within the meaning of Section 1.162-27(e) of the Income Tax Regulations in instances where the Committee has intended that an Award so qualify, and (ii) authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

In addition to such other rights of indemnification from the Company as they may have, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except that such member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

Section 4.  Stock Subject To Plan; Individual Limitations.

(a) Subject to adjustment as provided herein, the total number of shares of Stock of the Company available for Awards under the Plan, including with respect to Incentive Stock Options, shall be five million (5,000,000) shares.

(b) No “covered employee,” as such term is defined in Section 162(m) of the Code, shall in any fiscal year of the Company be granted Stock Options, Stock Appreciation Rights, Restricted Stock, Stock Units, or Performance Shares covering more than three hundred thousand (300,000) shares of Stock (including grants of Stock Options, Stock Appreciation Rights, Stock Units, or Performance Shares that are paid or payable in cash), but excluding from this limitation (i) any additional shares of Stock credited to the participant as dividend equivalents on Awards, (ii) cash or stock dividends on Restricted Stock that are paid or credited to a participant as additional Restricted Stock, and (iii) dividend equivalents that are paid or credited to a participant on Stock Units. No “covered employee,” as such term is defined in Section 162(m) of the Code, shall in any fiscal year of the Company be granted Performance Units of a value exceeding when paid three million dollars ($3,000,000) in cash or in property other than Stock, but excluding from this limitation including any additional amounts credited to the participant as interest or dividend equivalents.

(c) The Stock to be delivered under the Plan may be made available from authorized but unissued shares of Stock, treasury stock, or shares of Stock purchased on the open market.

(d) With respect to Awards under the Plan,

(i) If any shares of Restricted Stock are forfeited, any Stock Option or Stock Appreciation Right is forfeited, cancelled or otherwise terminated without being exercised, or if any Stock Option or Stock Appreciation Right (whether granted alone or in conjunction with a Stock Option) is exercised for or paid in cash, shares subject to such Awards that are forfeited, cancelled, terminated without being exercised, or paid in cash shall again be available for distribution in connection with Awards under the Plan;

(ii) If any Stock Unit, Performance Unit, or Performance Share is cancelled, forfeited, terminates in whole or in part without the delivery of Stock or is paid in cash, shares subject to such Awards that are so cancelled, forfeited, terminated or paid in cash shall again be available for distribution in connection with Awards under the Plan;

(iii) If an Award recipient tenders shares of previously-acquired Stock in satisfaction of applicable withholding tax obligations, or if any shares of Stock covered by an Award are not delivered to the Award recipient because such shares are withheld to satisfy applicable withholding tax obligations, such shares shall again be available for further Award grants under the Plan; and

(iv) If an Award recipient tenders shares of previously-acquired Stock in payment of the option price upon exercise of a Stock Option or if shares of Stock are withheld in payment of the option price, the number of shares represented thereby shall again be available for further Award grants under the Plan.

(e) Subject to Sections 6(l) and 7(f), below, in the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other substitution or adjustments in the consideration receivable upon exercise as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

Section 5.  Eligibility.

Officers, employees and directors of the Company, its subsidiaries and Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Company, its subsidiaries and Affiliates, as determined by the Committee, are eligible to be granted Awards under the Plan. However, no grant of Incentive Stock Options, Performance Units, or Performance Shares shall be made to a director who is not an officer or a salaried employee of the Company, a subsidiary, or an Affiliate.

Section 6.  Stock Options.

Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

A Stock Option shall entitle the optionee to purchase one or more shares of Stock, pursuant to the terms and provisions of the Plan and the applicable Award Agreement. The Committee shall have the authority to grant participants Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights), provided however, that Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

Stock Options shall be evidenced by Award Agreements, the terms and provisions of which may differ. An Award Agreement providing for the grant of Stock Options shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual to be a participant in any grant of a Stock Option, determines the number of shares of Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option. The Company shall notify a participant of any grant of a Stock Option, and a written Award Agreement or Award Agreements shall be duly executed and delivered by the Company to the participant.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

(a) Option Price.   The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the Award Agreement, and shall not be and shall never become less than the Fair Market Value of the Stock subject to the Stock Option on the date of grant.

(b) Option Term.   The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Stock Option is granted.

(c) Exercisability.   Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

(d) Method of Exercise.  Subject to the provisions of this Section 6, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

The option price of Stock to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent set forth in the Award Agreement, may also be paid by one or more of the following: (i) in the form of unrestricted Stock already owned by the optionee (and, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an Award hereunder) based in any such instance on the Fair Market Value of the Stock on the date the Stock Option is exercised; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Stock may be authorized only at the time the Stock Option is granted; (ii) by requesting the Company to withhold from the number of shares of Stock otherwise issuable upon exercise of the Stock Option that number of shares having an aggregate Fair Market Value on the date of exercise equal to the exercise price for all of the shares of Stock subject to such exercise; or (iii) by a combination thereof, in each case in the manner provided in the Award Agreement.

In the discretion of the Committee and if not prohibited by law, payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Company or its agent, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, the number of shares of Stock to be received upon such exercise equal to the number of shares of Restricted Stock used for payment of the option exercise price shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Committee.

No shares of Stock shall be issued until full payment therefore has been made. Subject to any forfeiture restrictions that may apply if a Stock Option is exercised using Restricted Stock, an optionee shall have all of the rights of a stockholder of the Company holding the Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends) when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 16(a), but shall have no rights of a stockholder of the Company prior to such notice of exercise, full payment, and if requested providing the representation described in Section 16(a).

(e) Transferability of Stock Options.  No Stock Option shall be transferable by the optionee other than (i) by will or by the laws of descent and distribution, or, in the Committee’s discretion, pursuant to a written beneficiary designation, (ii) pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder), or (iii) in the Committee’s discretion, pursuant to a gift to such optionee’s “immediate family” members directly, or indirectly by means of a trust, partnership, or limited liability company. Subject to the terms of this Plan and the relevant Award Agreement, all Stock Options shall be exercisable only by the optionee, guardian, legal representative or beneficiary of the optionee or permitted transferee, it being understood that the terms “holder” and “optionee” include any such guardian, legal representative or beneficiary or transferee. For purposes of this Section 6(e), “immediate family” shall mean, except as otherwise defined by the Committee, the optionee’s spouse, children, siblings, stepchildren, grandchildren, parents, stepparents, grandparents, in-laws and persons related by legal adoption. Such transferees may transfer a Stock Option only by will or by the laws of descent and distribution. In no event may a participant transfer an Incentive Stock Option other than by will or the laws of descent and distribution. The transfer of Stock Options to a third party for value is prohibited.

(f) Termination by Death.  If an optionee’s employment terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Committee may determine, for a period of one (1) year (or such other period as the Committee may specify in the Award Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of Termination of Employment due to death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(g) Termination by Reason of Disability.  If an optionee’s employment terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for a period of three (3) years (or such shorter period as the Committee may specify in the Award Agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such three-year period (or such shorter period), any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-year (or such shorter) period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(h) Termination by Reason of Retirement.  If an optionee’s employment terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine, for a period of three (3) years (or such shorter period as the Committee may specify in the Award Agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such three-year (or such shorter) period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-year (or such shorter) period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a NonQualified Stock Option.

(i) Other Termination.  Unless otherwise determined by the Committee, if an optionee incurs a Termination of Employment for any reason other than death, Disability or Retirement, any Stock Option held by such Optionee shall thereupon terminate, except that such Stock Option, to the extent then exercisable, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of one (1) year from the date of such Termination of Employment or the balance of such Stock Option’s term if such Termination of Employment of the optionee is involuntary and without Cause; provided, however, that if the optionee dies within such one-year period, any unexercised Stock Option held by such optionee shall notwithstanding the expiration of such one-year period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of Termination of Employment for any reason other than death, Disability or Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option. Unless otherwise determined by the Committee, for the purposes of the Plan “Cause” shall mean (i) the participant’s conviction of, or entering a guilty plea, no contest plea or nolo contendre plea to any felony or to any crime involving dishonesty or moral turpitude under Federal law or the law of the state in which such action occurred, (ii) dishonesty in the course of fulfilling the participant’s employment duties or (iii) willful and deliberate failure on the part of the participant to perform his employment duties in any material respect.

(j) Cashing Out of Stock Option.  On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of the shares of Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of the Stock over the option price times the number of shares of Stock for which to the Option is being exercised on the effective date of such cash out.

(k) Change in Control Cash Out.  During the sixty-day (60-day) period from and after a Change in Control (the “Exercise Period”), the Committee may, but shall not be required to, permit an Optionee with respect to any outstanding Stock Option, whether or not the Stock Option is fully exercisable, and in lieu of the payment of the exercise price for the shares of Stock being purchased under the Stock Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Company and to receive cash, within thirty (30) days of such notice, in an amount equal to the amount by which the Change in Control Price per share of Stock on the date of such election shall exceed the exercise price per share of Stock under the Stock Option (the “Spread”) multiplied by the number of shares of Stock granted under the Stock Option as to which the right granted under this Section 6(k) shall have been exercised; provided, however, that if the Change in Control is within six (6) months of the date of grant of a particular Stock Option held by an optionee who is an officer or director of the Company and is subject to Section 16(b) of the Exchange Act, no such election shall be made by such optionee with respect to such Stock Option prior to six (6) months from the date of grant. Notwithstanding any other provision hereof, if the end of such sixty-day period from and after a Change in Control is within six (6) months of the date of grant of a Stock Option held by an optionee who is an officer or director of the Company and is subject to Section 16(b) of the Exchange Act, such Stock Option shall be cancelled in exchange for a cash payment to the optionee, effected on the day which is six (6) months and one (1) day after the date of grant of such Option, equal to the Spread multiplied by the number of shares of Stock granted under the Stock Option.

(l) Modification.   Notwithstanding any provision of this Plan or any Award Agreement to the contrary, no Modification shall be made in respect to any Stock Option if such Modification would result in the Stock Option constituting a deferral of compensation or having an additional deferral feature.

(m) Subject to Subjection (n) below, a “Modification” for purposes of Subsection (l), above, shall mean any change in the terms of a Stock Option (or change in the terms of the Plan or applicable Award Agreement) that may provide the holder of the Stock Option with a direct or indirect reduction in the exercise price of the Stock Option, or an additional deferral feature, or an extension or renewal of the Stock Option, regardless of whether the holder in fact benefits from the change in terms. An extension of a Stock Option refers to the granting to the holder of an additional period of time within which to exercise the Stock Option beyond the time originally prescribed. A renewal of a Stock Option is the granting by the Company of the same rights or privileges contained in the original Award Agreement for the Stock Option on the same terms and conditions.

(n) Notwithstanding Subsection (m) above, it shall not be a Modification to change the terms of a Stock Option in any of the ways or for any of the purposes specifically described in published guidance of the Internal Revenue Service as not resulting in a modification, extension or renewal of a stock right or the granting of a new stock right.

(o) Subsequent to its grant, the exercise period of a Stock Option shall not be extended to a date beyond the later of (i) the date that is the 15th day of the third month following the date on which, or (ii) the

December 31 of the calendar year in which, the Stock Option would have otherwise ceased being exercisable if the exercise period of the Stock Option had not been extended, based on the terms of the Stock Option at the original date of grant, if such extension would result in a Modification of the Stock Option prohibited by Subsection (l), above.

(p) Except for adjustments as permitted by Section 4(e), once granted hereunder, the option price of a Stock Option shall not be adjusted.

Section 7.  Stock Appreciation Rights.

(a) Grant and Exercise.  Stock Appreciation Rights may be granted as Awards under the Plan as either Freestanding Stock Appreciation Rights or Tandem Stock Appreciation Rights. Freestanding Stock Appreciation Rights may be granted alone or in addition to other Awards under the Plan. Tandem Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. Tandem Stock Appreciation Rights may be granted only at the time of grant of the related Stock Option. Each grant of a Stock Appreciation Right shall be confirmed by, and be subject to the terms of, an Award Agreement.

(b) Freestanding Stock Appreciation Rights.  A Freestanding Stock Appreciation Right granted pursuant to Section 7(a), shall be exercisable as determined by the Committee, but in no event after ten years from the date of grant. The base price of a Freestanding Stock Appreciation Right shall be and shall never become less than the Fair Market Value of a share of Stock on date of grant. A Freestanding Stock Appreciation Right shall entitle the holder, upon receipt of such right, to a cash payment determined by multiplying (i) the difference between the base price of the Stock Appreciation Right and the Fair Market Value of a share of Stock on the date of exercise of the Freestanding Stock Appreciation Right, by (ii) the number of shares of Stock as to which such Freestanding Stock Appreciation Right shall have been exercised. A Freestanding Stock Appreciation Right may be exercised by giving written notice of exercise to the Company or its designated agent specifying the number of shares of Stock as to which Freestanding Stock Appreciation Right is being exercised.

(c) Tandem Stock Appreciation Rights.  A Tandem Stock Appreciation Right may be exercised by an optionee in accordance with Section 7(d) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 7(d). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Tandem Stock Appreciation Right have been exercised.

(d) Tandem Stock Appreciation Rights Terms and Conditions.  Tandem Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(i) The base price of a Tandem Stock Appreciation Right shall be and shall never become less than the exercise price of the related Stock Option on date of grant. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 6 and this Section 7. A Tandem Stock Appreciation Right shall terminate and no longer be exercisable upon the forfeiture, termination, or exercise of the related Stock Option.

(ii) Upon the exercise of a Tandem Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Stock or both equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

(iii) Tandem Stock Appreciation Rights shall be transferable only to permitted transferees of the underlying Stock Option in accordance with Section 6(e).

(iv) Upon the exercise of a Tandem Stock Appreciation Right, the Stock Option or part thereof to which such Tandem Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 4 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares covered by the Tandem Stock Appreciation Right at the time of exercise based on the value of the Tandem Stock Appreciation Right at such time.

(e) In the case of any Stock Appreciation Right providing for, or in which the Committee has determined to make payment in whole or in part in Stock, the holder thereof shall have no rights of a stockholder of the Company prior to the proper exercise of such Stock Appreciation Right, and if requested, prior to providing the representation described in Section 16(a), and the issuance of Stock in respect thereof.

(f) Modification.  Notwithstanding any provision of this Plan or any Award Agreement to the contrary, no Modification shall be made in respect to any Stock Appreciation Right if such Modification would result in the Stock Appreciation Right constituting a deferral of compensation or having an additional deferral feature.

(g) Subject to Subjection (h) below, a “Modification” for purposes of Subsection (f), above, shall mean any change in the terms of an Stock Appreciation Right (or change in the terms of the Plan or applicable Award Agreement) that may provide the holder of the Stock Appreciation Right with a direct or indirect reduction in the base price of the Stock Appreciation Right, or an additional deferral feature, or an extension or renewal of the Stock Appreciation Right, regardless of whether the holder in fact benefits from the change in terms. An extension of a Stock Appreciation Right refers to the granting to the holder of an additional period of time within which to exercise the Stock Appreciation Right beyond the time originally prescribed. A renewal of a Stock Appreciation Right is the granting by the Company of the same rights or privileges contained in the original Award Agreement for the Stock Appreciation Right on the same terms and conditions.

(h) Notwithstanding Subsection (g) above, it shall not be a Modification to change the terms of a Stock Appreciation Right in any of the ways or for any of the purposes specifically described in published guidance of the Internal Revenue Service as not resulting in a modification, extension or renewal of a stock right or the granting of a new stock right.

(i) Subsequent to its grant, no Stock Appreciation Right shall be extended to a date beyond the later of (i) the date that is the 15th day of the third month following the date on which, or (ii) the December 31 of the calendar year in which, the Stock Appreciation Right would have otherwise ceased being exercisable if the exercise period of Stock Appreciation Right had not been extended, based on the terms of the Stock Appreciation Right at the original date of grant, if such extension would result in a Modification of the Stock Appreciation Right prohibited by Subsection (f), above.

(j) Except for adjustments as permitted by Section 4(e), once granted hereunder, the base price of a Stock Appreciation Right shall not be adjusted.

Section 8.  Restricted Stock.

(a) Administration.  Shares of Restricted Stock may be granted either alone or in addition to other Awards granted under the Plan. The Committee shall determine the officers, employees, and directors to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any participant, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 8(c). Each grant of Restricted Stock shall be confirmed by, and be subject to the terms of a Restricted Stock Agreement.

The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance measures of the participant or of the Company or subsidiary, division or department of the Company for or within which the participant is primarily employed or upon such other factors or criteria as the Committee shall determine. Where the grant or vesting of Restricted Stock is subject to the attainment of one or more Performance Goals, such shares of Restricted Stock shall be released from such restrictions only after the attainment of such Performance Goals has been certified by the Committee.

The provisions of Restricted Stock Awards need not be the same with respect to each recipient.

(b) Awards and Certificates.  Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the 2004 Stock Incentive Plan and a Restricted Stock Agreement. Copies of such Plan and Restricted Stock Agreement are on file at the headquarters offices of BorgWarner Inc.”

The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award.

(c) Terms and Conditions.  Shares of Restricted Stock shall be subject to the following terms and conditions:

(i) Subject to the provisions of the Plan and the applicable Restricted Stock Agreement, during a period set by the Committee, commencing with the date of such Award (the “Restriction Period”), the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock. The Committee may provide for the lapse of such restrictions in installments or otherwise and may accelerate or waive such restrictions, in whole or in part, in each case based on period of service, performance of the participant or of the Company or the subsidiary, division or department for which the participant is employed or such other factors or criteria as the Committee may determine.

(ii) Except as provided in this paragraph (ii) and Section 8(c)(i) and the applicable Restricted Stock Agreement, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. If so determined by the Committee and set forth in the applicable Restricted Stock Agreement, and subject to Section 16(g) of the Plan, (1) cash dividends on the shares of Stock that are the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, and (2) dividends payable in Stock shall be paid in the form of Restricted Stock. Any cash dividend so reinvested or share dividend so payable shall vest at the same time as the Restricted Stock to which it relates. Absent such a provision regarding dividends in the applicable Restricted Stock Agreement, any dividend payable with respect to Restricted Stock shall be paid to the Participant no later than the end of the calendar year in which the same dividends on Stock are paid to shareholders of Stock, or if later, the 15th day of the third month following the date on which the same dividends on Stock are paid to the Stock’s shareholders.

(iii) Except to the extent otherwise provided in the applicable Restricted Stock Agreement and Sections 8(c)(i), 8(c)(iv) and 12(a)(ii), upon a participant’s Termination of Employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant.

(iv) Except to the extent otherwise provided in Section 12(a)(ii), in the event that a participant’s employment is involuntarily terminated (other than for Cause), or in the event of a participant’s Retirement, the Committee shall have the discretion to waive in whole or in part any or all remaining restrictions with respect to any or all of such participant’s shares of Restricted Stock.

(v) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates for such shares shall be delivered to the participant.

Section 9.  Stock Units.

(a) Administration.  A Stock Unit is the grant of a right to receive a share of Stock or the Fair Market Value in cash of a share of Stock, in the future, at such time and upon such terms as the Committee shall establish. Stock Units may be granted either alone or in addition to other Awards granted under the Plan. The Committee shall determine the officers, employees, and directors to whom and the time or times at which grants of Stock Units will be awarded, the number of Stock Units to be awarded to any participant, the time or times within which such Awards may be subject to forfeiture, and any other terms and conditions of the Awards in addition to those contained in Section 9(b). The provisions of Stock Units Awards need not be the same with respect to each recipient. Each grant of Stock Units shall be confirmed by, and be subject to, the terms of an Award Agreement.

(b) Terms and Conditions.  Stock Units shall be subject to the following terms and conditions.

(i) Subject to the provisions of the Plan and the applicable Award Agreement, Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered.

(ii) Except to the extent otherwise provided in the applicable Award Agreement and Sections 9(b)(iii) and 12(a)(iii), upon a participant’s Termination of Employment for any reason prior to the date on which Stock Units awarded to the participant shall have vested, all rights to receive cash or Stock in payment of such Stock Units shall be forfeited by the participant.

(iii) Except to the extent otherwise provided in Section 12(a)(iii), in the event that a participant’s employment is involuntarily terminated (other than for Cause), or in the event of a participant’s Retirement, the Committee shall have the discretion to waive, in whole or in part, any or all remaining payment limitations with respect to any or all of such participant’s Stock Units.

(iv) In any case in which the Committee has waived, in whole or in part, any or all remaining payment limitations with respect to any or all of a participant’s Stock Units, payment of such participant’s Stock Units shall occur on the time(s) or event(s) otherwise specified pursuant to Subsection (vii) in such participant’s Award Agreement

(v) With respect to any grant of Stock Units, the recipient of such grant shall acquire no rights of a shareholder of Stock unless and until the recipient becomes the holder of shares of Stock delivered to such recipient with respect to such Stock Units.

(vi) The Committee may in its discretion provide that a participant shall be entitled to receive dividend equivalents on outstanding Stock Units. Such dividend equivalents may, as determined by the Committee at the time the Award is granted, be (i) paid in cash, (ii) credited to the participant as additional Stock Units, or (iii) any combination of cash and additional Stock Units. If dividend equivalents are credited to the participant as additional Stock Units, the number of additional Stock Units that shall be credited to the participant with respect to any dividend on Stock shall not exceed the amount that is the result of multiplying the number of Stock Units credited to the participant on the dividend record date by the dividend paid on each share of Stock, and then dividing this amount by the price per share of Stock on the dividend payment date. For this purpose, the price per share of Stock shall be its Fair Market Value for the dividend payment date. In the event no trading is reported for the dividend payment date, the price per share of Stock shall be the Fair Market Value for the most recent prior date for which trading for Stock was reported on the New York Stock Exchange Composite Tape. A Stock Unit credited to a recipient as a dividend equivalent shall vest at the same time as the Stock Unit to which it relates. Any credit of dividend equivalents shall be subject to Section 16(g) of the Plan. Any dividend payable with respect to Stock Units that the Committee has determined shall be paid in cash shall be paid to the Participant no later than the end of the calendar year in which the same dividends on Stock are paid to shareholders of Stock, or if later, the 15th day of the third month following the date on which the same dividends on Stock are paid to the Stock’s shareholders.

(vii) The Award Agreement for each award of Stock Units shall specify the time(s) or event(s) of payment of vested Stock Units, which time(s) or event(s) shall be limited to one or more of the following: (1) the date on which the Stock Units shall have vested, (2) the date of the Award recipient’s Termination of Employment, or (3) a specified date. In the case of an Award of Stock Units providing for payment upon the vesting of the Stock Units, payment shall be made as soon as administratively practicable thereafter, but in no event later than March 15 of the year following the year in which occurs the vesting of the Stock Units. In the case of an Award of Stock Units providing for payment upon Termination of Employment, payment shall be made on or after the Termination of Employment in the year in which the Termination of Employment occurs, except that in the case of a Specified Employee, payment shall be made on the first day of the seventh month following the month in which such Termination of Employment occurs, or, if earlier, the date of the Award recipient’s death. In the case of an Award of Stock Units providing for a specified date for payment, payment shall be made as soon as practicable on or after the specified date, but in no event no later than December 31 of the year in which the specified date occurs.

(viii) On the time(s) or event(s) specified in the applicable Award Agreement for the payment of cash or Stock with respect to vested Stock Units, the Committee shall cause to be delivered to the participant, (A) a number of shares of Stock equal to the number of vested Stock Units, or (B) cash equal to the Fair Market Value of such number of shares of Stock, the form of payment determined by the Committee in its discretion or as provided by in the applicable Award Agreement.

(ix) Notwithstanding any other provision of this Plan to the contrary, the time(s) or event(s) for payment of Stock Units specified pursuant to Subsection (viii), above, shall not be accelerated for any reason, other than as specifically provided in Code Section 409A and the guidance issued thereunder.

Section 10.  Performance Units.

(a) Administration.  Performance Units may be awarded to officers and employees of the Company, its subsidiaries and Affiliates, either alone or in addition to other Awards under the Plan. The Committee shall determine the officers and employees to whom, and the time or times at which, Performance Units shall be awarded, the number of Performance Units to be awarded to any participant, the duration of the Performance Period and any other terms and conditions of the Award, in addition to those contained in Section 10(b). Each grant of Performance Units shall be confirmed by, and be subject to, the terms of an Award Agreement.

(b) Terms and Conditions.  Performance Units shall be subject to the following terms and conditions.

(i) The Committee may, prior to or at the time of the grant, designate Performance Units, in which event it shall condition payment with respect thereto to the attainment of Performance Goals. The Committee may also condition Performance Unit payments upon the continued service of the participant. The provisions of such Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. Subject to the provisions of the Plan and the applicable Award Agreement, Performance Units may not be sold, assigned, transferred, pledged or otherwise encumbered during the Performance Period.

(ii) Except to the extent otherwise provided in the applicable Award Agreement and Sections 10(b)(iii) and 12(a)(iv), upon a participant’s Termination of Employment for any reason during the Performance Period or before any applicable Performance Goals are satisfied, all rights to receive cash or Stock in payment of the Performance Units shall be forfeited by the participant.

(iii) Except to the extent otherwise provided in Section 12(a)(iv), in the event that a participant’s employment is involuntarily terminated (other than for Cause), or in the event of a participant’s Retirement, the Committee shall have the discretion to waive, in whole or in part, any or all remaining payment limitations with respect to any or all of such participant’s Performance Units.

(iv) In any case in which the Committee has, prior to the expiration of the Performance Period, waived, in whole or in part, any or all payment limitations with respect to a participant’s Performance Units, such participant shall receive payment with respect to his or her Performance Units in the year following the year in which the Performance Period ends or would have ended, at the same time as the Committee has provided for payment to all other Award recipients.

(v) At the expiration of the Performance Period, the Committee shall evaluate the extent to which the Performance Goals for the Award have been achieved and shall determine the number of Performance Units granted to the participant which shall have been earned, and the cash value thereof. The Committee shall then cause to be delivered to the participant (A) a cash payment equal in amount to the cash value of the Performance Units, or (B) shares of Stock equal in value to the cash value of the Performance Units, the form of payment determined by the Committee in its discretion or as provided in the applicable Award

Agreement. If Performance Units may, or are to be paid in Stock, the Committee shall designate in the applicable Award Agreement a method of converting the Performance Units into Stock based on the Fair Market Value of the Stock. Payment shall occur as soon as administratively practicable thereafter, but in no event later than March 15 of the year following the year in which the Performance Period ends.

Section 11.  Performance Shares.

(a) Administration.  Performance Shares may be awarded to officers and employees of the Company, its subsidiaries and Affiliates, either alone or in addition to other Awards under the Plan. The Committee shall determine the officers and employees to whom, and the time or times at which, Performance Shares shall be awarded, the number of Performance Shares to be awarded to any participant, the duration of the Performance Period and any other terms and conditions of the Award, in addition to those contained in Section 11(b). Each grant of Performance Shares shall be confirmed by, and be subject to, the terms of an Award Agreement.

(b) Terms and Conditions.  Performance Shares shall be subject to the following terms and conditions.

(i) The Committee may, prior to or at the time of the grant, designate Performance Shares, in which event it shall condition payment with respect thereto to the attainment of Performance Goals. The Committee may also condition Performance Share payments upon the continued service of the participant. The provisions of such Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. Subject to the provisions of the Plan and the applicable Award Agreement, Performance Shares may not be sold, assigned, transferred, pledged or otherwise encumbered during the Performance Period.

(ii) Except to the extent otherwise provided in the applicable Award Agreement and Sections 11(b)(iii) and 12(a)(iv), upon a participant’s Termination of Employment for any reason during the Performance Period or before any applicable Performance Goals are satisfied, all rights to receive cash or Stock in payment of the Performance Shares shall be forfeited by the participant.

(iii) Except to the extent otherwise provided in Section 12(a)(iv), in the event that a participant’s employment is involuntarily terminated (other than for Cause), or in the event of a participant’s Retirement, the Committee shall have the discretion to waive, in whole or in part, any or all remaining payment limitations with respect to any or all such participant’s Performance Shares.

(iv) In any case in which the Committee has waived, in whole or in part, prior to the expiration of the Performance Period, any or all payment limitations with respect to a participant’s Performance Shares, such participant shall receive payment with respect to his or her Performance Shares in the year following the year in which Performance Period ends, at the same time as the Committee has provided for payment to all other Award recipients.

(v) At the expiration of the Performance Period, the Committee shall evaluate the extent to which the Performance Goals for the Award have been achieved and shall determine the number of Performance Shares granted to the participant which shall have been earned, and the cash value thereof. The Committee shall then cause to be delivered to the participant (A) a number of shares of Stock equal to the number of Performance Shares determined by the Committee to have been earned, or (B) cash equal to the Fair Market Value of such number of shares of Stock, the form of payment determined by the Committee in its discretion or as provided in the applicable Award Agreement. Payment shall occur as soon as administratively practicable thereafter, but in no event later than March 15 of the year following the year in which the Performance Period ends.

Section 12.  Change in Control Provisions.

(a) Impact of Event.  Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

(i) Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant.

(ii) The restrictions applicable to any outstanding Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

(iii) The restrictions applicable to any outstanding Stock Units shall lapse, and such Stock Units shall become free of all restrictions and become fully vested. Payment for Stock Units that have vested as a result of this Section 12(a)(iii) shall occur on the time(s) or event(s) otherwise specified in the Award recipient’s Award Agreement.

(iv) The restrictions applicable to any outstanding Performance Units and Performance Shares shall lapse, the Performance Goals of all such outstanding Performance Units and Performance Shares shall be deemed to have been achieved at target levels, the relevant Performance Period shall be deemed to have ended on the effective date of the Change of Control, and all other terms and conditions thereto shall be deemed to have been satisfied. If due to a Change in Control, a Performance Period is shortened, the target Performance Award initially established for such Performance Period shall be prorated by multiplying the initial target Performance Award by a fraction, the numerator of which is the actual number of whole months in the shortened Performance Period and the denominator of which is the number of whole months in the original Performance Period. Payment for such Performance Units and Performance Shares that vest as a result of the Change in Control shall be made in cash or Stock (as determined by the Committee) as promptly as is practicable upon such vesting, but in no event later than March 15 of the year following the year in which the Performance Units and Performance Shares shall have vested pursuant to this Section 12. Payment for Performance Units and Performance Shares that have vested prior to the Change in Control as a result of the Committee’s waiver of payment limitations prior to the date of the Change in Control shall be made in cash or Stock (as determined by the Committee) in the year following the year in which the Performance Period would have otherwise ended absent a Change in Control, or if earlier (ii) as soon as practicable in the year in which the Award recipient’s Termination of Employment occurs; provided however, that in the case of a “Specified Employee” who becomes entitled to payment of Performance Units or Performance Shares under this Section 12 by reason of his or her Termination of Employment, payment shall be made on the first day of the seventh month following the month in which such Termination of Employment occurs, or, if earlier, the date of the Specified Employee’s death.

(b) Definition of Change in Control.  For purposes of the Plan, a “Change in Control” shall mean the happening of any of the following events:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act )(a “Person ‘”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (b), the following acquisitions shall not constitute a Change in Control: (W) any acquisition directly from the Company, (X) any acquisition by the Company, (Y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (Z) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 12(b); or

(ii) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (each of the foregoing, a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(c) Change in Control Price.  For purposes of the Plan, “Change in Control Price” means the higher of (i) the highest reported sales price, regular way, of a share of Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ during the sixty-day (60-day) period prior to and including the date of a Change in Control or (ii) if the Change in Control is the result of a tender or exchange offer or a Business Combination, the highest price per share of Stock paid in such tender or exchange offer or Business Combination; provided, however, that (X) in the case of a Stock Option which (I) is held by an optionee who is an officer or director of the Company and is subject to Section 16(b) of the Exchange Act and (II) was granted within two hundred forty (240) days of the Change in Control, then the Change in Control Price for such Stock Option shall be the Fair Market Value of the Stock on the date such Stock Option is exercised or cancelled and (Y) in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price shall be in all cases the Fair Market Value of the Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board.

Section 13.  Term, Amendment and Termination.

Unless terminated sooner by the Board, the Plan will terminate on the date that immediately precedes the tenth (10th) anniversary of the Plan’s effective date. Awards outstanding as of the date on which the Plan terminates shall not be affected or impaired by the termination of the Plan.

The Board may amend, alter, or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of a participant under an Award theretofore granted without the participant’s consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3 or for Awards to qualify for the “qualified performance-based compensation” exception provided by Section 1.162-27(e) of the Income Tax Regulations (where the Committee has intended that such Awards qualify for the exception), (ii) disqualify the Plan from the exemption provided by Rule 16b-3, or (iii) extend the term of the Plan. In addition, no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by law or agreement.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder’s consent except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3 or for the Award to qualify for the “qualified performance-based compensation” exception provided by Section 1.162-27(e) of the Income Tax Regulations (where the Committee has intended that such Award qualify for the exception).

Subject to the above provisions, the Board shall have the authority to amend the Plan and the terms of any Award theretofore granted to take into account changes in law and tax and accounting rules.

Section 14.  Unfunded Status of Plan.

It is presently intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

Section 15.  Cancellation and Rescission of Awards.

The Committee may cancel, declare forfeited, or rescind any unexercised, undelivered, or unpaid Award upon its determining that (i) a participant has violated the terms of the Plan or the Award Agreement under which such Award has been made, or (ii) the participant has committed a Breach of Conduct. In addition, for a period of one (1) year following the exercise, payment or delivery of an Award, the Committee may rescind any such exercise, payment or delivery of an Award upon its determining that the participant committed a Breach of Conduct prior to the exercise, payment or delivery of the Award, or within six (6) months thereafter.

In the case of an Award’s cancellation, forfeiture, or rescission due to a Breach of Conduct by reason of the participant’s conviction of, or entering a guilty plea, no contest plea or nolo contendre plea to any felony or to any crime involving dishonesty or moral turpitude, the Committee’s determination that a participant has committed a Breach of Conduct, and its decision to require rescission of an Award’s exercise, payment or delivery shall be conclusive, binding, and final on all parties. In all other cases, the Committee’s determination that a participant has violated the terms of the Plan or the Award, or has committed a Breach of Conduct, and the Committee’s decision to cancel, declare forfeited or rescind an Award or to require rescission of an Award’s exercise, payment or delivery shall be conclusive, binding, and final on all parties unless the participant makes a written request to the Committee to review such determination and decision within thirty (30) days of the Committee’s written notice of such actions to the participant. In the event of such a written request, the members of the Board who are “independent directors” within the meaning of the applicable stock exchange rule (including members of the Committee) shall review the Committee’s determination no later than the next regularly scheduled meeting of the Board. If, following its review, such directors approve, by a majority vote, (i) the Committee’s determination that the participant violated the terms of the Plan or the Award or committed a Breach of Conduct, and (ii) the Committee’s decision to cancel, declare forfeited, or rescind the Award, such determination and decision shall thereupon be conclusive, binding, and final on all parties.

In the event an Award is rescinded, the affected participant shall repay or return to the Company any cash amount, Stock, or other property received from the Company upon the exercise, payment or delivery of such Award (or, if the participant has disposed of the Stock or other property received and cannot return it, its cash value at the time of exercise, payment or delivery), and, in the case of Stock or other property delivered to the participant, any gain or profit realized by the participant in a subsequent sale or other disposition of such Stock or other property. Such repayment and (or) delivery shall be on such terms and conditions as the Committee shall prescribe.

Section 16.  General Provisions.

(a) The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Stock is then listed and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Company shall have no obligation to issue or deliver certificates for shares of Stock under the Plan prior to (i) obtaining approval from any governmental agency which the Company determines is necessary or advisable, (ii) admission of such shares to listing on the stock exchange on which the Stock may be listed, and (iii) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body which the Company determines to be necessary or advisable.

(b) Notwithstanding any other provisions of this Plan, the following shall apply to any person subject to Section 16 of the Exchange Act, except in the case of death or disability or unless Section 16 shall be amended to provide otherwise than as described below, in which event this Plan shall be amended to conform to Section 16, as amended:

(i) Restricted stock or other equity securities (within the meaning used in Rule 16b-3) offered pursuant to this Plan must be held by the person for at least six (6) months from the date of grant; and

(ii) At least six (6) months must elapse from the date of acquisition of any Stock Option, Stock Appreciation Right, Stock Unit, Performance Share, Performance Unit or other derivative security (within the meaning used in Rule 16b-3) issued pursuant to the Plan to the date of disposition of such derivative security (other than upon exercise or conversion) or its underlying security.

(c) Nothing contained in the Plan shall prevent the Company or any subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

(d) The adoption of the Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company or any subsidiary or Affiliate to terminate the employment of any employee at any time.

(e) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settlement of withholding obligations with Stock.

(f) At the time of grant, the Committee may provide in connection with any grant made under the Plan that the shares of Stock received as a result of such grant shall be subject to a right of first refusal pursuant to which the participant shall be required to offer to the Company any shares that the participant wishes to sell at the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant.

(g) The reinvestment of cash dividends in additional shares of Restricted Stock, and the crediting of dividend equivalents or interest equivalents (if such interest equivalents are payable in Stock when distributed) on Stock Units or on the deferred payment of Stock Units, Performance Units or Performance Shares shall only be permissible if sufficient shares of Stock are available under Section 4 (taking into account then outstanding Awards).

(h) The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant’s death are to be paid.

(i) It is intended that payments under the Stock Options, Stock Appreciation Rights, Performance Units, and Performance Shares provisions of the Plan to recipients who are “covered officers” within the meaning of Section 162(m)(3) of the Internal Revenue Code (“Code”) constitute “qualified performance-based compensation” within the meaning of 1.162-27(e) of the Income Tax Regulations. Awards of Restricted Stock may be designated by the Committee as intended to constitute “qualified performance-based compensation” in the relevant Award Agreement. To the maximum extent possible, the Plan and the terms of any Stock Options, Stock Appreciation Rights, Performance Units, Performance Shares, and, where applicable, Restricted Stock, shall be so interpreted and construed.

(j) It is intended that Stock Options awarded pursuant to Section 6, Stock Appreciation Rights awarded pursuant to Section 7, and Restricted Stock awarded pursuant to Section 8 not constitute a “deferral of compensation within the meaning of Code Section 409A. It is further intended that Performance Shares and Performance Units granted pursuant to Sections 10 and 11 not constitute a “deferral of compensation” within the meaning of Code Section 409A excepting, however, Performance Shares and Performance Units that become vested as a result of the Committee’s waiver of payment limitations prior to the end of the applicable Performance Period. Finally, it is intended that Stock Units awarded pursuant to Section 9, and Performance Units and Performance Shares that are or become vested as a result of the Committee’s waiver of payment limitations prior to the end of the applicable Performance Period satisfy the requirements of Code Sections 409A(2) through (a)(4) in all material respects. This Plan shall be interpreted for all purposes and operated to the extent necessary in order to comply with the intent expressed in this paragraph.

(k) If any provision of this Plan is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be impaired or affected thereby.

(l) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware without taking into account its conflict of laws provisions.

Section 17.  Effective Date of Amendment and Restatement.

The Plan was originally effective April 21, 2004, the date on which it was approved by shareholders of the Company, which shall continue to be the Plan’s effective date for purposes of Section 13. The amendments and restatement of the Plan shall be effective on the date the amended and restated Plan is approved by the shareholders of the Company. As amended and restated, the Plan shall apply to any Awards granted prior to the effective date of the amendment and restatement that remain outstanding as of such date.

IF NO CHOICE IS SPECIFIED, this Proxy will be voted “FOR” the election of all listed nominees, and “FOR” proposals 2 and 3 in accordance with the recommendations of a majority of the Board of Directors.

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1. Election of four Class I Directors:	FOR all nominees	WITHHOLD AUTHORITY
	listed (except as	to vote for all nominees listed
indicated)
01 Phyllis O. Bonanno 02 Alexis P. Michas 03 Richard O. Schaum 04 Thomas T. Stallkamp	☐	☐
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below.)

		FOR	AGAINST	ABSTAIN
2.	To vote upon a proposal to approve the amendment to the BorgWarner Inc. 2004 Stock Incentive Plan.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	To ratify the appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for the Company for 2006.	☐	☐	☐

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

Dated:		, 2006

Signature

Signature if held jointly

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

▲ FOLD AND DETACH HERE ▲
Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.proxyvoting.com/bwa		1-866-540-5760		Mark, sign and date
Use the internet to vote your proxy.		Use any touch-tone telephone to		your proxy card and
Have your proxy card in hand when	OR	vote your proxy. Have your proxy	OR	return it in the
you access the web site.		card in hand when you call.		enclosed postage-paid
envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.
You can view the Annual Report and Proxy Statement
on the Internet at www.borgwarner.com

This Proxy is Solicited by the Board of Directors in Connection
With the Annual Meeting of Stockholders
9:00 A.M. (E.S.T.)
April 26, 2006

PLACE:	BorgWarner Inc.
3850 Hamlin Road
Auburn Hills, Michigan 48326
     PROXY: LAURENE H. HORISZNY and VINCENT M. LICHTENBERGER and each of them, are hereby appointed by the undersigned as attorneys and proxies with full power of substitution, to vote all the shares of Common Stock held of record by the undersigned on March 3, 2006 at the Annual Meeting of Stockholders of BorgWarner Inc. or at any adjournment(s) of the meeting, on each of the items on the reverse side and in accordance with the directions given therein.
THIS PROXY IS CONTINUED ON THE REVERSE SIDE
PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE  ▲
You can now access your BorgWarner account online.
Access your BorgWarner stockholder account online via Investor ServiceDirect® (ISD).
Mellon Investor Services LLC, Transfer Agent for BorgWarner, now makes it easy and convenient to get current information on your stockholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN
Visit us on the web at http://www.melloninvestor.com/isd
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time
Investor ServiceDirect® is a registered trademark of Mellon Investor Services LLC